UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 3, 2021

(Date of earliest event reported)

 ENTASIS THERAPEUTICS HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38670	82-4592913
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

35 Gatehouse Drive Waltham, MA 02451
(Principal Executive Office)
(781) 810-0120

Telephone Number: (781) 810-0120

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered or to be registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ETTX	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 under the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 under the Securities Exchange Act of 1934 (17 CFR 240.12b-2.    Emerging growth company     ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☒

Item 1.01.	Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On May 3, 2021, Entasis Therapeutics Holdings Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (the “Securities Purchase Agreement”) with a wholly owned subsidiary of Innoviva, Inc. (together with such subsidiary, “Innoviva”), pursuant to which the Company agreed to issue and sell to Innoviva, in a private placement, up to 10,000,000 newly issued shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), and warrants (the “Warrants”) to purchase up to 10,000,000 shares of Common Stock, with an exercise price per share of $2.00 (the “Private Placement”). The Warrants will be exercisable immediately at an exercise price of $2.00 per share and will have a five-year term. Each share of Common Stock and each Warrant will be issued and sold together at price per unit of $2.00.

The Private Placement will occur in two tranches. At the first closing, which occurred on May 3, 2021 (the “First Closing”), Innoviva purchased 3,731,025 shares of Common Stock and Warrants to purchase 3,731,025 shares of Common Stock for an aggregate purchase price of approximately $7.5 million. At the closing of the second tranche (the “Second Closing”), subject to satisfaction of certain closing conditions, including the Company’s stockholders’ voting in favor of the transaction as required by applicable Nasdaq listing standards, Innoviva will purchase the remaining 6,268,975 shares of Common Stock and 6,268,975 Warrants for an aggregate purchase price of approximately $12.5 million.

The Company expects to receive aggregate gross proceeds from the Private Placement of approximately $20 million, before deducting transaction expenses, and excluding proceeds (if any) received in connection with the exercise of any Warrants. At the effective time of the Second Closing, assuming the exercise of all of the Warrants, Innoviva will hold approximately 75.5 % of the Company’s outstanding Common Stock.

The Securities Purchase Agreement contains customary representations and warranties as well as certain operating covenants applicable to the Company until the Second Closing. The Second Closing is expected to close in the second quarter of 2021, subject to the satisfaction of certain closing conditions referenced above.

Registration Rights Agreements

On May 3, 2021, the Company and Innoviva entered into a registration rights agreement (the “Registration Rights Agreement”), pursuant to which, among other things, the Company must prepare and file with the Securities and Exchange Commission (the “SEC”), a registration statement with respect to resales of the shares of Common Stock and shares of Common Stock underlying the Warrants purchased by Innoviva under the Securities Purchase Agreement.

The foregoing descriptions of the Warrants, Securities Purchase Agreement and Registration Rights Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are filed as Exhibits 4.1, 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 3.02.	Unregistered Sales of Equity Securities.

The disclosure set forth above under Item 1.01 is incorporated herein by reference. The Private Placement was made in reliance on an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. Innoviva represented in the Securities Purchase Agreement that it was, on the date of entry into the Securities Purchase Agreement, an “accredited investor” as defined in Rule 501(a) under the Securities Act.

Item 8.01	Other Events.

On May 3, 2021, the Company issued a press release announcing the transaction and the completion of the First Closing. The full text of the press release is attached as Exhibit 99.1 to this Current Report and incorporated herein by reference.

2

Forward-Looking Statements

Any statements in this Current Report about the Company’s future expectations, plans and prospects, including statements about the expected Second Closing and other statements containing the words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions, constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements are subject to numerous important factors, risks and uncertainties that may cause actual events or results to differ materially from current expectations and beliefs, including but not limited to: whether the conditions for the closings of the Private Placement will be satisfied; competitive factors; general economic and market conditions and the risks more fully described in the Company’s filings with the SEC, including the section titled “Risk Factors” contained therein. Forward-looking statements contained in this Current Report are made as of this date, and except as required by law, the Company assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

4.1	Form of Warrant Certificate.
10.1	Securities Purchase Agreement, dated May 3, 2021, by and between the Company and Innoviva.
10.2	Form of Registration Rights Agreement.
99.1	Press Release dated May 3, 2021.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ENTASIS THERAPEUTICS HOLDINGS INC.

Date: May 3, 2021	By:	/s/ Michael Gutch, Ph.D.
Name: Michael Gutch, Ph.D.
Title: Chief Financial Officer and Chief Business Officer

4

Exhibit 4.1

FORM OF WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK ISSUED UPON ITS

EXERCISE ARE SUBJECT TO THE RESTRICTIONS ON

TRANSFER SET FORTH IN SECTION 5 OF THIS WARRANT

Warrant No. CS-[●]	Number of Shares: [●]
(subject to adjustment)
Date of Issuance: [●], 2021[1]

Original Issue Date (as defined in subsection 2(a)): [●], 2021[2]

Entasis Therapeutics Holdings Inc.

Common Stock Purchase Warrant

(Void after [●], [2026])3

Entasis Therapeutics Holdings Inc., a Delaware corporation (the “Company”), for value received, hereby certifies that Innoviva Strategic Opportunities LLC, or its registered assigns (the “Registered Holder”), is entitled, subject to the terms and conditions set forth below, to purchase from the Company, at any time or from time to time on or after the date of issuance and on or before 5:00 p.m. (New York City time) on [●], [2026]4 shares of Common Stock, $0.001 par value per share, of the Company (“Common Stock”), at a purchase price of $2.00 per share. The shares purchasable upon exercise of this Warrant, and the purchase price per share, each as adjusted from time to time pursuant to the provisions of this Warrant, are hereinafter referred to as the “Warrant Shares” and the “Purchase Price,” respectively. This Warrant is one of the Warrants (the “Warrants”) issued pursuant to that certain Securities Purchase Agreement, dated as of May 3, 2021, by and among the Company and Innoviva Strategic Opportunities LLC (the “Purchase Agreement”). Capitalized terms used herein have the respective meanings ascribed thereto in the Purchase Agreement unless otherwise defined herein.

1.              Exercise.

(a)        Exercise for Cash. The Registered Holder may elect to exercise this Warrant, in whole or in part and at any time or from time to time, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full, in lawful money of the United States, of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise.

1 To be dated the “Closing Date” under the Securities Purchase Agreement

2 To be dated the “Closing Date” under the Securities Purchase Agreement

3 To be dated five years from the “Closing Date” under the Securities Purchase Agreement

4 To be dated five years from the “Closing Date” under the Securities Purchase Agreement

(b)         Cashless Exercise. The Registered Holder may also elect to exercise this Warrant, in whole or in part, on a cashless basis, by surrendering this Warrant, with the purchase form appended hereto as Exhibit I duly executed by or on behalf of the Registered Holder, at the principal office of the Company, or at such other office or agency as the Company may designate, by canceling a portion of this Warrant in payment of the Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. In the event of an exercise pursuant to this subsection 1(b), the number of Warrant Shares issued to the Registered Holder shall be determined according to the following formula:

[(A-B)*(X)]
(A)

Where:

A =	the VWAP on the Trading Day immediately preceding the date of such election;

B =	the Purchase Price then in effect; and

X =	the number of Warrant Shares for which this Warrant is being exercised (which shall include both the number of Warrant Shares issued to the Registered Holder and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price).

The “VWAP” means, for any date, the price determined by the first of the following clauses that applies: (i) if the Common Stock is then listed on the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the New York Stock Exchange (such market, the “Trading Market”), the daily volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market as reported by Bloomberg Financial L.P. (based on a “Trading Day” from 9:30 a.m. Eastern Time to 4:02 p.m. Eastern Time); (ii) the volume-weighted average price of the Common Stock for such date (or the nearest preceding date) on the OTC Bulletin Board; (iii) if the Common Stock is not then listed on a Trading Market or quoted on the OTC Bulletin Board and if prices for the Common Stock are then reported in the “Pink Sheets” published by the Pink Sheets, LLC (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of the Common Stock so reported; or (iv) in all other cases, the fair market value of a share of Common Stock as determined by a good faith determination of the Company’s Board of Directors.

(c)         Exercise Date. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 1(a) or 1(b) above (the “Exercise Date”). At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in subsection 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

(d)         Issuance Upon Exercise. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within five (5) days thereafter, the Company, at its expense, will cause to be issued in the name of, and delivered to, the Registered Holder, or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct:

(i)         a certificate or certificates for the number of full Warrant Shares to which the Registered Holder shall be entitled upon such exercise transmitted by the transfer agent of the Company to the Registered Holder in electronic book entry form to the account of such Registered Holder or, upon request of the Registered Holder, by physical delivery to the address specified by the Registered Holder, plus, in lieu of any fractional share to which the Registered Holder would otherwise be entitled, cash in an amount determined pursuant to Section 3 hereof; and

(ii)         in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of Warrant Shares for which this Warrant was so exercised (which, in the case of an exercise pursuant to subsection 1(b), shall include both the number of Warrant Shares issued to the Registered Holder pursuant to such partial exercise and the number of Warrant Shares subject to the portion of the Warrant being cancelled in payment of the Purchase Price).

2.             Adjustments.

(a)         Adjustment for Stock Splits and Combinations. If the Company shall at any time or from time to time after the date on which this Warrant was first issued (or, if this Warrant was issued upon partial exercise of, or in replacement of, another warrant of like tenor, then the date on which such original warrant was first issued) (either such date being referred to as the “Original Issue Date”) effect a subdivision of the outstanding Common Stock, the Purchase Price then in effect immediately before that subdivision shall be proportionately decreased. If the Company shall at any time or from time to time after the Original Issue Date combine the outstanding shares of Common Stock, the Purchase Price then in effect immediately before the combination shall be proportionately increased. Any adjustment under this paragraph shall become effective at the close of business on the date the subdivision or combination becomes effective.

(b)         Adjustment for Certain Dividends and Distributions. In the event the Company at any time, or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in additional shares of Common Stock, then and in each such event the Purchase Price then in effect immediately before such event shall be decreased as of the time of such issuance or, in the event such a record date shall have been fixed, as of the close of business on such record date, by multiplying the Purchase Price then in effect by a fraction:

(1)         the numerator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date, and

(2)         the denominator of which shall be the total number of shares of Common Stock issued and outstanding immediately prior to the time of such issuance or the close of business on such record date plus the number of shares of Common Stock issuable in payment of such dividend or distribution;

provided, however, that if such record date shall have been fixed and such dividend is not fully paid or if such distribution is not fully made on the date fixed therefor, the Purchase Price shall be recomputed accordingly as of the close of business on such record date and thereafter the Purchase Price shall be adjusted pursuant to this paragraph as of the time of actual payment of such dividends or distributions.

(c)         Adjustment in Number of Warrant Shares. When any adjustment is required to be made in the Purchase Price pursuant to subsections 2(a) or 2(b), the number of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing (i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

(d)         Other Dividends and Distributions. In the event the Company at any time or from time to time after the Original Issue Date shall make or issue, or fix a record date for the determination of holders of Common Stock entitled to receive, a dividend or other distribution payable in securities of the Company (other than shares of Common Stock) or in cash or other property (other than regular cash dividends paid out of earnings or earned surplus, determined in accordance with generally accepted accounting principles), then and in each such event provision shall be made so that the Registered Holder shall receive the kind and amount of securities of the Company, cash or other property which the Registered Holder would have been entitled to receive had this Warrant been exercised on the date of such event (or immediately prior to the applicable record date therefor) and had the Registered Holder thereafter, during the period from the date of such event to and including the Exercise Date, retained any such securities receivable during such period, giving application to all adjustments called for during such period under this Section 2 with respect to the rights of the Registered Holder.

(e)         Adjustment for Reorganization. If there shall occur any reorganization, recapitalization, reclassification, consolidation, merger or similar transaction involving the Company in which the Common Stock is converted into or exchanged for securities, cash or other property (other than a transaction covered by subsections 2(a), 2(b) or 2(d)) (collectively, a “Reorganization”), then, following such Reorganization, the Registered Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Registered Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. In any such case, appropriate adjustment (as determined in good faith by the Board) shall be made in the application of the provisions set forth herein with respect to the rights and interests thereafter of the Registered Holder, to the end that the provisions set forth in this Section 2 (including provisions with respect to changes in and other adjustments of the Purchase Price) shall thereafter be applicable, as nearly as reasonably may be, in relation to any securities, cash or other property thereafter deliverable upon the exercise of this Warrant.

(f)         Fundamental Transactions. If the Company shall enter into or be party to a Fundamental Transaction (as defined below) and (i) if the successor entity is a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market (as defined below), the successor entity shall assume in writing all of the obligations of the Company under this Warrant pursuant to written agreements in customary form, including agreements to deliver to each Registered Holder of Warrants in exchange for such Warrants a written instrument issued by the successor entity substantially similar in form and substance to this Warrant and exercisable for a corresponding number of shares of capital stock equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) on or prior to the date of such Fundamental Transaction and (ii) if the successor entity is not a publicly traded corporation whose common stock is quoted on or listed for trading on an Eligible Market, the successor entity shall assume in writing all of the obligations of the Company under this Warrant pursuant to written agreements in customary form, including agreements to deliver to each holder of Warrants in exchange for such Warrants a written instrument issued by the successor entity substantially similar in form and substance to this Warrant exercisable for the consideration that would have been issuable in the Fundamental Transaction in respect of the Warrant Shares had this Warrant been exercised immediately prior to the consummation of the Fundamental Transaction. The provisions of this Section 2(f) shall apply similarly and equally to successive Fundamental Transactions and shall be applied without regard to any limitations on the exercise of this Warrant. Notwithstanding the foregoing, in the event of a Fundamental Transaction other than pursuant to clause (i) above, then, at the request of the Registered Holder delivered before the 15th day after such Fundamental Transaction, the Company (or the successor entity) shall purchase this Warrant and all other outstanding Warrants held by such Registered Holder by paying to such Registered Holder, within ten (10) business days after such request (or, if later, on the effective date of the Fundamental Transaction), cash in an amount equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of each Warrant, as applicable, on the date of such Fundamental Transaction. For the sake of clarity, such calculation shall assume full exercisability of this Warrant.

“Black Scholes Value” means the value of this Warrant based on the Black and Scholes Option Pricing Model obtained from the “OV” function on Bloomberg determined as of the day immediately following the public announcement of the applicable Fundamental Transaction and reflecting (i) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the remaining term of this Warrant as of such date of request and (ii) an expected volatility equal to 70%.

“Eligible Market” means any of the Nasdaq Global Select Market, the Nasdaq Global Market, the Nasdaq Capital Market or the New York Stock Exchange (or any successors to any of the foregoing).

“Fundamental Transaction” means that (A) the Company shall, directly or indirectly, in one or more related transactions, (i) consolidate or merge with or into (whether or not the Company is the surviving corporation) another Person, or (ii) sell, assign, transfer, convey or otherwise dispose of all or substantially all of the properties or assets of the Company to another Person, or (iii) allow another Person to make a purchase, tender or exchange offer that is accepted by the holders of more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the Person or Persons making or party to, or associated or affiliated with the Persons making or party to, such purchase, tender or exchange offer), or (iv) consummate a stock purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off or scheme of arrangement) with another Person whereby such other Person acquires more than 50% of the outstanding shares of Common Stock (not including any shares of Common Stock held by the other Person or other Persons making or party to, or associated or affiliated with the other Persons making or party to, such stock purchase agreement or other business combination) or (B) any “person” or “group” (as these terms are used for purposes of Sections 13(d) and 14(d) of the 1934 Act) is or shall become the “beneficial owner” (as defined in Rule 13d-3 under the 1934 Act), directly or indirectly, of more than 50% of the aggregate ordinary voting power represented by issued and outstanding Common Stock.

“Person” means an individual, a limited liability company, a partnership, a joint venture, a corporation, a trust, an unincorporated organization, any other entity and a government or any department or agency thereof.

(g)         Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment of the Purchase Price pursuant to this Section 2, the Company at its expense shall, as promptly as reasonably practicable but in any event not later than ten (10) days thereafter, compute such adjustment or readjustment in accordance with the terms hereof and furnish to the Registered Holder a certificate setting forth such adjustment or readjustment (including the kind and amount of securities, cash or other property for which this Warrant shall be exercisable and the Purchase Price). The Company shall, as promptly as reasonably practicable after the written request at any time of the Registered Holder (but in any event not later than ten (10) days thereafter), furnish or cause to be furnished to the Registered Holder a certificate setting forth (i) the Purchase Price then in effect and (ii) the number of shares of Common Stock and the amount, if any, of other securities, cash or property which then would be received upon the exercise of this Warrant.

(h)         Calculations. All calculations under this Section 2 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be.

3.             Fractional Shares. The Company shall not be required upon the exercise of this Warrant to issue any fractional shares, but shall pay the value thereof to the Registered Holder in cash on the basis of the VWAP used in connection with the calculation set forth in subsection 1(b) above upon the applicable exercise.

4.              Representations.

(a)        The initial Registered Holder represents and warrants to the Company as follows:

(i)         Investment. The Registered Holder is acquiring the Warrant, and (if and when the Registered Holder exercises this Warrant) the Registered Holder will acquire the Warrant Shares, for the Registered Holder’s own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distributing or selling the same; and the Registered Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.

(ii)         Accredited Investor. The Registered Holder is an “accredited investor” as defined in Rule 501(a) under the 1933 Act.

(iii)        Experience. The Registered Holder has made such inquiry concerning the Company and its business and personnel as the Registered Holder has deemed appropriate; and the Registered Holder has sufficient knowledge and experience in finance and business that the Registered Holder is capable of evaluating the risks and merits of the Registered Holder’s investment in the Company.

(b)        The Company represents and warrants to the Registered Holder as follows:

(a)	The shares of Common Stock which may be issued upon the exercise of the Warrants represented by this Warrant will, upon issuance and payment therefor of the amount at which such shares of Common Stock may at the time be purchased pursuant to the provisions hereof (including pursuant to a cashless exercise), be validly issued, fully paid and non-assessable and in each case, be free and clear of any liens;

(b)	The Company shall use its commercially reasonable efforts to maintain a listing of its Common Stock on the Nasdaq Global Market or other Eligible Market, provided that nothing contained in this clause (c) shall be construed to limit (or to limit) the right of the Company to engage in a transaction that may result in it ceasing to be so listed;

(c)	The Company has taken and will take all such actions as may be reasonably necessary and as are within its power to ensure that all those shares of Common Stock and Warrants issued or issuable pursuant to this Warrant may be so issued without violation of applicable securities laws; and

(d)	The Company will promptly advise the Registered Holder of any defaults under this Warrant.

5.	Transfers, etc.

(a)         This Warrant and the Warrant Shares shall not be sold or transferred unless either (i) they first shall have been registered under the Act, or (ii) the Company first shall have been furnished with an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such sale or transfer is exempt from the registration requirements of the Act.

(b)         The Registered Holder acknowledges and agrees that the Warrant Shares shall be subject to the restrictive legend requirements set forth in the Purchase Agreement.

(c)         The Company will maintain a register containing the name and address of the Registered Holder of this Warrant. The Registered Holder may change the Registered Holder’s address as shown on the warrant register by written notice to the Company requesting such change.

(d)         Subject to the provisions of Section 5 hereof, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of this Warrant with a properly executed assignment (in the form of Exhibit II hereto) at the principal office of the Company (or, if another office or agency has been designated by the Company for such purpose, then at such other office or agency).

6.	Notices of Record Date, etc. In the event:

(a)         the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

(b)         of any capital reorganization of the Company, any reclassification of the Common Stock of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity and its Common Stock is not converted into or exchanged for any other securities or property), or any transfer of all or substantially all of the assets of the Company; or

(c)         of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will send or cause to be sent to the Registered Holder a notice specifying, as the case may be, (i) the record date for such dividend, distribution or right, and the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up. Such notice shall be sent at least five (5) days prior to the record date or effective date for the event specified in such notice, and the Registered Holder shall keep any such notice confidential.

7.              Reservation of Stock. The Company will at all times reserve and keep available, solely for issuance and delivery upon the exercise of this Warrant, such number of Warrant Shares and other securities, cash and/or property, as from time to time shall be issuable upon the exercise of this Warrant.

8.              Exchange or Replacement of Warrants.

(a)         Upon the surrender by the Registered Holder, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of Section 5 hereof, issue and deliver to or upon the order of the Registered Holder, at the Company’s expense, a new Warrant or Warrants of like tenor, in the name of the Registered Holder or as the Registered Holder (upon payment by the Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock (or other securities, cash and/or property) then issuable upon exercise of this Warrant.

(b)         Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

9.              Notices. All notices and other communications from the Company to the Registered Holder in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the address last furnished to the Company in writing by the Registered Holder. All notices and other communications from the Registered Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. If the Company should at any time change the location of its principal office to a place other than as set forth below, it shall give prompt written notice to the Registered Holder and thereafter all references in this Warrant to the location of its principal office at the particular time shall be as so specified in such notice. All such notices and communications shall be deemed delivered (i) two (2) business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or (ii) one (1) business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery.

10.            No Rights as Stockholder. Until the exercise of this Warrant, the Registered Holder shall not have or exercise any rights by virtue hereof as a stockholder of the Company. Notwithstanding the foregoing, in the event (i) the Company effects a split of the Common Stock by means of a stock dividend and the Purchase Price of and the number of Warrant Shares are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), and (ii) the Registered Holder exercises this Warrant between the record date and the distribution date for such stock dividend, the Registered Holder shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

11.            General.

(a)        Amendment or Waiver. Any term of this Warrant may be amended or waived only by an instrument in writing signed by the party against which enforcement of the change or waiver is sought. No waivers of any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of any such term, condition or provision.

(b)        Section Headings. The section headings in this Warrant are for the convenience of the parties and in no way alter, modify, amend, limit or restrict the contractual obligations of the parties.

(c)        Governing Law; Trial by Jury. This Warrant shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof that would result in the application of the laws of any other jurisdiction. The Company and the Holder each hereby irrevocably agree to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purposes of any action or legal proceeding arising out of this Warrant and the rights and obligations arising hereunder, and irrevocably and unconditionally waives any objection to the laying of venue of any such action or legal proceeding in any such court, and further irrevocably and unconditionally waives and agrees not to plead or claim in any such court that any such action or legal proceeding has been brought in an inconvenient forum. Each party hereto hereby waives, to the fullest extent permitted by applicable Law, any right it may have to a trial by jury in respect of any action or legal proceeding directly or indirectly arising out of, under or in connection with this Warrant.

(d)        Successors and Assigns. This Warrant Certificate and all of its provisions shall inure to the benefit of the Registered Holder, and its heirs, executors, administrators, successors, legal representatives and assigns and shall be binding upon the Company and its successors and permitted assigns.

(e)        Counterparts. This Warrant may be executed in counterparts, each of which shall be deemed an original, but all of which together shall be deemed to be one and the same agreement. A signed copy of this Warrant delivered by facsimile, e-mail or other means of electronic transmission shall be deemed to have the same legal effect as delivery of an original signed copy of this Warrant.

(f)          Specific Performance. The parties hereto acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Warrant were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties hereto shall be entitled to an injunction or injunctions to prevent breaches or threatened breaches of this Warrant and to enforce specifically the terms and provisions of this Warrant in any court of competent jurisdiction, in each case without proof of damages or otherwise (and each party hereto hereby waives any requirement for the securing or posting of any bond in connection with such remedy), this being in addition to any other remedy to which they are entitled at law or in equity. The parties hereto agree not to assert that a remedy of specific enforcement is unenforceable, invalid, contrary to law or inequitable for any reason, nor to assert that a remedy of monetary damages would provide an adequate remedy.

(g)         Severability. If any one or more of the provisions or parts thereof contained in this Warrant Certificate should be or become invalid, illegal or unenforceable in any respect in any jurisdiction, the remaining provisions or parts thereof contained herein shall be and shall be conclusively deemed to be, as to such jurisdiction, severable therefrom and:

(i)        the validity, legality or enforceability of such remaining provisions or parts thereof shall not in any way be affected or impaired by the severance of the provisions or parts thereof severed;

(ii)        the invalidity, illegality or unenforceability of any provision or part thereof contained in this Warrant in any jurisdiction shall not affect or impair such provision or part thereof or any other provisions of this Warrant Certificate in any other jurisdiction; and

(iii)        the Company and the Holder shall negotiate in good faith to modify this Warrant Certificate so as to effect the original intent of the Company and the Holder as closely as possible in a mutually acceptable manner in order that the transactions contemplated hereby be consummated and the economic benefits anticipated hereunder be as originally contemplated to the greatest extent possible.

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EXECUTED as of the Date of Issuance indicated above.

ENTASIS THERAPEUTICS HOLDINGS INC.

By:

Name:

Title:

EXHIBIT I

PURCHASE FORM

To:	Dated:

The undersigned, pursuant to the provisions set forth in the attached Warrant (No. ___), hereby elects to purchase (check applicable box):

☐     ____ shares of the Common Stock of Entasis Therapeutics Holdings Inc. covered by such Warrant; or

☐     the maximum number of shares of Common Stock covered by such Warrant pursuant to the cashless exercise procedure set forth in subsection 1(b).

The undersigned herewith makes payment of the full purchase price for such shares at the price per share provided for in such Warrant. Such payment takes the form of (check applicable box or boxes):

☐	$______ in lawful money of the United States; and/or

☐	the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 1(b), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 1(b).

Signature:

Address:

EXHIBIT II

ASSIGNMENT FORM

FOR VALUE RECEIVED, ________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant (No. ____) with respect to the number of shares of Common Stock of Entasis Therapeutics Holdings Inc. covered thereby set forth below, unto:

Name of Assignee	Address	No. of Shares

Dated:	Signature:

Signature Guaranteed:

By:

Exhibit 10.1

EXECUTION

SECURITIES PURCHASE AGREEMENT

BY AND BETWEEN

ENTASIS THERAPEUTICS HOLDINGS INC.

AND

INNOVIVA STRATEGIC OPPORTUNITIES LLC

Dated as of May 3, 2021

EXHIBITS
Exhibit A	Warrant Certificate
Exhibit B	Registration Rights Agreement

SECURITIES PURCHASE AGREEMENT

THIS SECURITIES PURCHASE AGREEMENT (together with all Exhibits and Schedules hereto, as each may be amended, restated, amended and restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”), dated as of May 3, 2021, is made by and between (i) Entasis Therapeutics Holdings Inc., a Delaware corporation (the “Company”), and (ii) Innoviva Strategic Opportunities LLC (the “Purchaser”). The Company and the Purchaser are referred to herein individually as a “Party,” and, collectively as the “Parties.” Capitalized terms used herein and not otherwise defined herein are defined in Article I hereof.

RECITALS

WHEREAS, subject to the terms and conditions contained in this Agreement, at the Closing, the Company intends to issue and sell to the Purchaser (a) 10,000,000 shares of fully paid and non-assessable Common Stock (the “Purchased Common Stock”) and (b) Warrants to purchase 10,000,000 shares of Common Stock (as may be adjusted pursuant to Section 2.1(a)) (the “Purchased Warrants”), and the Purchaser desires to purchase such Purchased Common Stock and Purchased Warrants from the Company

WHEREAS, each share of Purchased Common Stock and each Purchased Warrant will be issued and sold to the Purchaser as a unit at the First Closing and the Second Closing, as applicable, for a per unit price of $2.00 (the “Per Unit Purchase Price”) payable in accordance with the terms hereof; and

WHEREAS, the Board has unanimously determined that this Agreement and the transactions contemplated hereby are advisable, fair and in the best interests of the Company and its stockholders.

NOW, THEREFORE, in consideration of the mutual promises, agreements, representations, warranties and covenants contained herein, the Company (on behalf of itself and each of its direct and indirect Subsidiaries) and the Purchaser agree as follows:

Article I

DEFINITIONS

Section 1.1    Definitions. Except as otherwise expressly provided in this Agreement, whenever used in this Agreement (including any Exhibits and Schedules hereto), the following terms shall have the respective meanings specified therefor below:

“Acquisition Proposal” has the meaning set forth in Section 5.2.

“Action” means, any action, suit, claim, arbitration, mediation, litigation, hearing, or other proceeding by or before any court, tribunal or arbitrator or any Governmental Entity.

“Affiliate” means, with respect to any Person, any other Person that, directly or indirectly, Controls or is Controlled by or is under common Control with such Person; provided, however, that neither Purchaser nor any of its Affiliates shall be deemed to be an Affiliate of the Company or any of its direct and indirect Subsidiaries for purposes of this Agreement. “Affiliates” and “Affiliated” have correlative meanings.

“Agreement” has the meaning set forth in the Preamble.

“Board” means the Board of Directors of the Company.

“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks are required or permitted to be closed in the State of California.

“Bylaws” means the Company’s bylaws, as amended through the date hereof.

“Capital Stock” means (a) any shares, interests, participations or other equivalents (however designated) of capital stock of a corporation; (b) any ownership interests in a Person other than a corporation, including membership interests, partnership interests, joint venture interests and beneficial interests; and (c) any warrants, options, convertible or exchangeable securities, subscriptions, rights (including any preemptive or similar rights), calls or other rights to purchase or acquire any of the foregoing.

“Certificate of Incorporation” means the certificate of incorporation of the Company, as amended through the date hereof.

“Closing” means the First Closing and the Second Closing, collectively.

“Common Stock” means the common stock, par value $0.001 per share, of the Company, and any Capital Stock into which such Common Stock shall have been converted, exchanged or reclassified following the date hereof.

“Company” has the meaning set forth in the Preamble.

“Company’s Knowledge,” “Knowledge of the Company” or “Knowledge” means the actual knowledge of Manoussos Perros, Ph.D. and Michael Gutch, Ph.D and, solely with respect to the representations in Section 3.21, the actual knowledge of David Altarac, MD, John Mueller, PhD and Ruben Tommasi, PhD.

“Company Organizational Documents” mean the Certificate of Incorporation and the Bylaws.

“Consolidated Group” means the Company and its wholly owned subsidiary, Entasis Therapeutics Inc.

“Contract” means any agreement, contract or instrument, including any loan, note, bond, mortgage, indenture, guarantee, deed of trust, license, franchise, commitment, lease, franchise agreement, letter of intent, memorandum of understanding or other obligation, and any amendments thereto, whether written or oral.

“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities or by contract or agency or otherwise. “Controlled” has a correlative meaning.

“Definitive Documents” means this Agreement, the Registration Rights Agreement, the Warrant Certificate and each of the other agreements and instruments entered into and delivered by the Parties hereto in connection with the transactions contemplated hereby.

“Environmental Laws” means all applicable federal, state, local or foreign Laws relating to pollution or protection of human health or the environment (including ambient air, surface water, groundwater, land surface or subsurface strata), including Laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, “Hazardous Materials”) into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, demands or demand letters, licenses, notices or notice letters, Orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations thereunder.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that together with the Company or any of its Subsidiaries is treated as a single employer within the meaning of Section 414 of the Code or Section 4001 of ERISA.

“ERISA Event” means (1) a Reportable Event with respect to a Pension Plan; (2) a withdrawal by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Pension Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer (as defined in Section 4001(a)(2) of ERISA) or a cessation of operations that is treated as a termination under Section 4062(e) of ERISA; (3) a complete or partial withdrawal by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates from a Multiemployer Plan, written notification of any member of the Consolidated Group or any of their respective ERISA Affiliates concerning the imposition of Withdrawal Liability or written notification that a Multiemployer Plan is in reorganization within the meaning of Title IV of ERISA or that a Multiemployer Plan has been determined to be in “endangered” or critical status (within the meaning of Section 432 of the Code or Section 305 of ERISA); (4) the filing under Section 4041(c) of ERISA of a notice of intent to terminate a Pension Plan, the treatment of a Pension Plan or Multiemployer Plan amendment as a termination under Sections 4041 or 4041A of ERISA, or the commencement of proceedings by the PBGC to terminate a Pension Plan or Multiemployer Plan; (5) the imposition of any liability under Title IV of ERISA, other than for the payment of plan contributions or PBGC premiums due but not delinquent under Section 4007 of ERISA, upon the Company, any of its Subsidiaries or any of their respective ERISA Affiliates, (6) the failure to satisfy the minimum funding standards (within the meaning of Section 412 of the Code or Section 302 of ERISA) with respect to any Pension Plan, (7) the application for a minimum funding waiver under Section 302(c) of ERISA with respect to a Pension Plan, (8) the imposition of a Lien under Section 303(k) of ERISA with respect to any Pension Plan, (9) a determination that any Pension Plan is in “at risk” status (within the meaning of Section 303 of ERISA), or (10) the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has engaged in a transaction that is subject to Sections 4069 or 4212(c) of ERISA.

“Expense Reimbursement” means the reimbursement obligation contemplated by Section 5.9.

“FDA” means the United States Food and Drug Administration.

“First Closing” has the meaning set forth in Section 2.2(a).

“First Closing Date” has the meaning set forth in Section 2.2(a).

“First Common Stock” means the maximum number of shares of Common Stock issuable at the First Closing to Purchaser in compliance with any and all Laws and without the requirement for the prior receipt of the Stockholder Approval under the listing requirements of the Nasdaq Global Market, assuming that Warrants to purchase an equal number of shares of Common Stock are also issued to Purchaser at the First Closing.

“First Purchase Price” means an amount in cash equal to the product of (i) the number of shares of First Common Stock multiplied by (ii) the Per Unit Purchase Price.

“First Warrants” means Warrants to purchase a number of shares of Common Stock equal to the number of shares of First Common Stock.

“Fundamental Representations” has the meaning set forth in Section 9.14.

“GAAP” means United States generally accepted accounting principles, consistently applied, as in effect from time to time.

“Governmental Entity” means any applicable nation, state, county, city, town, village, district or other political jurisdiction of any nature, federal, state, local, municipal, foreign, or other government, governmental or quasi-governmental authority of any nature (including any governmental agency, branch, department, official, or entity and any court or other tribunal), stock exchange, multi-national organization or body, or body exercising, or entitled to exercise, any administrative, executive, judicial, legislative, police, regulatory, or Taxing authority or power of any nature or instrumentality of any of the foregoing, including any entity or enterprise owned or controlled by a government or a public international organization or any of the foregoing.

“Indebtedness” means (a) any indebtedness or other obligation for borrowed money, whether current, short-term or long-term and whether secured or unsecured; (b) any indebtedness evidenced by any note, bond, debenture or other security or similar instrument; (c) any liabilities with respect to interest rate or currency swaps, collars, caps and similar hedging obligations; (d) any liabilities in respect of any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which liabilities are required to be classified and accounted for under GAAP as capital leases; (e) any liabilities under any performance bond or letter of credit or any bank overdrafts and similar charges; (f) any accrued interest, premiums, penalties and other obligations relating to the foregoing items in clauses (a) through (e); and (g) any indebtedness referred to in clauses (a) through (f) above of any Person that is either guaranteed (including under any “keep well” or similar arrangement) by, or secured (including under any letter of credit, banker’s acceptance or similar credit transaction) by any Lien upon any property or asset owned by, the Company or any of its Subsidiaries.

“Insolvent” means, (i) with respect to the Company and its Subsidiaries, on a consolidated basis, (A) the present fair saleable value of the Company’s and its Subsidiaries’ assets is less than the amount required to pay the Company’s and its Subsidiaries’ total Indebtedness, (B) the Company and its Subsidiaries are unable to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company and its Subsidiaries intend to incur or believe that they will incur debts that would be beyond their ability to pay as such debts mature; and (ii) with respect to the Company and each Subsidiary, individually, (A) the present fair saleable value of the Company’s or such Subsidiary’s (as the case may be) assets is less than the amount required to pay its respective total Indebtedness, (B) the Company or such Subsidiary (as the case may be) is unable to pay its respective debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured or (C) the Company or such Subsidiary (as the case may be) intends to incur or believes that it will incur debts that would be beyond its respective ability to pay as such debts mature.

“Law” means any law, statute, code, ordinance, regulation or rule of any Governmental Entity.

“Lien” means any lien, adverse claim, charge, option, right of first refusal, preemptive right, servitude, security interest, mortgage, pledge, deed of trust, easement, encumbrance, restriction on transfer, Taxes, conditional sale or other title retention agreement, defect in title or other restrictions of any kind; provided that restrictions on transfer arising under applicable securities Laws shall not be Liens.

“Material Adverse Effect” means any effect, change, event, development, condition or occurrence (each, an “Effect”) that, individually or together with all other Effects, (i) has had or would be reasonably expected to have or result in a material adverse effect or material adverse change on the business, assets, liabilities, properties, financial condition or operating results of the Company and its Subsidiaries, taken as a whole, or (ii) to the ability of the Company to consummate timely the transactions contemplated by this Agreement, provided, however, that, none of the following Effects, by itself or when aggregated with any one or more other Effects, shall be deemed to be or constitute a Material Adverse Effect and none of the following Effects, by itself or when aggregated with any one or more other Effects, shall be taken into account when determining whether a Material Adverse Effect has occurred or is reasonably likely to occur for purposes of clause (i) above: (A) (1) general market, economic or political conditions in the United States or worldwide or (2) conditions (or any changes therein) generally affecting the industries in which the Company conducts business, in each case, including any acts of terrorism or war, in the case of each of clauses (1) and (2), solely to the extent that such Effects do not have and are not reasonably likely to have a disproportionate impact on the Company, relative to other companies operating in the same industries in which the Company conducts business; or (B) the announcement or the existence of this Agreement and the transactions contemplated hereby.

“Material Contract” means any Contract that would be required to be filed by the Company as a “material contract” pursuant to Item 601(b)(10) of Regulation S-K under the Securities Act.

“Multiemployer Plan” means any multiemployer plan as defined in Section 4001(a)(3) of ERISA and subject to Title IV of ERISA, to which any member of the Consolidated Group or any of their respective ERISA Affiliates makes or is obligated to make contributions, or, during the preceding five (5) plan years, has made or has been obligated to make contributions.

“Nasdaq Global Market” means the Nasdaq Global Market tier maintained by The Nasdaq Stock Market LLC (Nasdaq).

“Order” means any judgment, order, award, injunction, writ, permit, license, settlement or decree issued, promulgated, made, rendered or entered into by or with any Governmental Entity or arbitrator of applicable jurisdiction (in each case, whether temporary, preliminary or permanent).

“Party” or “Parties” has the meaning set forth in the Preamble.

“PBGC” means the Pension Benefit Guaranty Corporation.

“Pension Plan” means any “employee pension benefit plan” (as such term is defined in Section 3(2) of ERISA), other than a Multiemployer Plan, that is subject to Title IV of ERISA and is sponsored or maintained by the Company, any of its Subsidiaries or any of their respective ERISA Affiliates or to which the Company, any of its Subsidiaries or any of their respective ERISA Affiliates contributes or has an obligation to contribute or has made or has had an obligation to make contributions at any time in the preceding five plan years.

“Person” means an individual, firm, corporation (including any non-profit corporation), partnership, limited liability company, joint venture, association, trust, Governmental Entity or other entity or organization.

“Pharmaceutical Product” means any product, compound, medicine or therapeutic which is subject to regulation as a drug, medicine or controlled substance by the United States Food and Drug Administration or any regulatory authority outside the United States.

“Plan” means any material “employee benefit plan” (as such term is defined in Section 3(3) of ERISA) established by the Company or any of its Subsidiaries, or, with respect to any such plan that is subject to Section 412 of the Code or Title IV of ERISA, any of their respective ERISA Affiliates.

“Registration Rights Agreement” shall have the meaning set forth in Section 5.5.

“Related Party” means, with respect to any Person, (a) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of such Person and (b) any former, current or future director, officer, agent, Affiliate, employee, general or limited partner, member, manager or stockholder of any of the foregoing.

“Reportable Event” means, with respect to any Pension Plan, any of the events set forth in Section 4043(c) of ERISA or the regulations issued thereunder, other than events for which the thirty (30) day notice period has been waived.

“Representatives” means, with respect to any Person, such Person’s directors, officers, members, partners, managers, employees, agents, investment bankers, attorneys, accountants, advisors and other representatives.

“Required Minimum” means, as of any date, the maximum aggregate number of shares of Common Stock then issued or potentially issuable in the future pursuant to this Agreement, including the shares of Common Stock issuable upon exercise in full of all Purchased Warrants.

“Sanctioned Country” means any country or region that is subject or target of a comprehensive trade embargo under Sanctions.

“Sanctioned Person” means any individual or entity that is the subject or target of Sanctions, including (i) any individual or entity listed on any Sanctions-related restricted party list, including the U.S. Department of Treasury, Office of Foreign Asset Control’s (“OFAC”) Specially Designated Nationals and Blocked Persons List and the EU Consolidated List, (ii) any entity that is owned, directly or indirectly, or otherwise controlled by a Person or Persons described in clause (i) above, (iii) any national, resident, government, agency, or instrumentality of a Sanctioned Country or (iv) any individual or entity otherwise the subject or target of Sanctions.

“Sanctions” means all applicable Laws relating to economic, financial or trade sanctions, including any such Laws administered or enforced by the U.S. government (including by OFAC or the U.S. Department of State), the United Nations Security Council, the European Union, the United Kingdom (include by Her Majesty’s Treasury) or any other relevant Governmental Entity that administers or enforces economic, financial or trade sanctions.

“SEC” means the United States Securities and Exchange Commission.

“Second Closing” has the meaning set forth in Section 2.2(a).

“Second Closing Abandonment” has the meaning set forth in Section 8.3.

“Second Closing Date” has the meaning set forth in Section 2.2(a).

“Second Common Stock” means an amount equal to (i) the aggregate number of shares of Purchased Common Stock minus (ii) the number of shares of First Common Stock.

“Second Purchase Price” means an amount in cash equal to the product of (i) the number of shares of Second Common Stock multiplied by (ii) the Per Unit Purchase Price.

“Second Warrants” means Warrants to purchase a number of shares of Common Stock equal to the number of shares of Second Common Stock.

“Securities” means the Purchased Common Stock and the Purchased Warrants (including the shares of Common Stock issuable upon exercise of the Purchased Warrants), in each case, that will be delivered to Purchaser pursuant to this Agreement.

“Securities Act” means the Securities Act of 1933, and the rules and regulations promulgated thereunder.

“Stockholder Approval” means such approval as may be required by the applicable rules and regulations of the Nasdaq Global Market (or any successor entity) from the stockholders of the Company with respect to the transactions contemplated by this Agreement and the other Definitive Documents.

“Subsidiary” means, with respect to any Person, any corporation, partnership, joint venture or other legal entity as to which such Person (either alone or through or together with any other subsidiary), (a) owns, directly or indirectly, more than fifty percent (50%) of the stock or other equity interests, (b) has the power to elect a majority of the board of directors or similar governing body, or (c) has the power to direct the business and policies.

“Tax Contest” means any audit, suit, conference, action, assessment, investigation, claim, administrative or judicial proceeding, or other similar interaction with a Governmental Entity with respect to any Tax.

“Tax Returns” means any and all reports, returns, declarations, claims for refund, elections, disclosures, estimates, information reports or returns or statements supplied or required to be supplied to a Governmental Entity in connection with Taxes, including any schedule or attachment thereto or amendment thereof.

“Taxes” means (i) all taxes, assessments, duties, levies or other similar governmental charges paid or payable to a Governmental Entity, including all federal, state, local, foreign and other income, franchise, profits, gross receipts, capital gains, capital stock, transfer, property, sales, use, value-added, occupation, excise, severance, windfall profits, stamp, payroll, social security, withholding and other taxes, assessments, duties, levies (whether payable directly or by withholding and whether or not requiring the filing of a return), all estimated taxes, deficiency assessments, additions to tax, penalties and interest thereon, (ii) any liability for such amounts described in clause (i) as a result of being a member of a combined, consolidated, unitary, or affiliated group and (iii) any and all liability for the payment of any amounts described above in clauses (i) and (ii) as a result of any express or implied obligation to indemnify any other person, or any successor or transferee liability. “Taxing” and “Taxation” each have a correlative meaning.

“Termination Date” has the meaning set forth in Section 8.1(b).

“Warrant Certificate” means the certificate in substantially the form attached hereto as Exhibit A.

“Warrants” means warrants to purchase shares of Common Stock, at an exercise price of $2.00 per share, represented by and on the terms set forth herein and in the Warrant Certificate.

“Withdrawal Liability” means the liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such term is defined in Part I of Subtitle E of Title IV of ERISA.

Section 1.2      Construction. In this Agreement, unless the context otherwise requires:

(a)          references to Articles, Sections, Exhibits and Schedules are references to the articles and sections or subsections of, and the exhibits and schedules attached to, this Agreement;

(b)          references in this Agreement to “writing” or comparable expressions include a reference to a written document transmitted by means of electronic mail in portable document format (pdf), facsimile transmission or comparable means of communication;

(c)          words expressed in the singular number shall include the plural and vice versa; words expressed in the masculine shall include the feminine and neuter gender and vice versa;

(d)          the words “hereof,” “herein,” “hereto” and “hereunder,” and words of similar import, when used in this Agreement, shall refer to this Agreement as a whole, including all Exhibits and Schedules attached to this Agreement, and not to any provision of this Agreement;

(e)          the term “this Agreement” shall be construed as a reference to this Agreement as the same may have been, or may from time to time be, amended, modified, varied, novated or supplemented;

(f)          “include,” “includes” and “including” are deemed to be followed by “without limitation” whether or not they are in fact followed by such words;

(g)          references to “day” or “days” are to calendar days;

(h)          if the last day for the giving of any notice or the performance of any act required or permitted under this Agreement is a day that is not a Business Day, then the time for the giving of such notice or the performance of such action shall be extended to the next succeeding Business Day;

(i)           references to “the date hereof” or “the date of the Agreement” means the date of this Agreement;

(j)           references to “ordinary course of business” means the ordinary and usual course of normal day-to-day operations of the Company, consistent with past practices

(k)          the word “or” is disjunctive but not necessarily exclusive;

(l)           unless otherwise specified, references to any Law means such Law as amended from time to time and includes any successor Law thereto and any rules or regulations promulgated thereunder in effect from time to time; and

(m)         references to “dollars” or “$” refer to currency of the United States of America, unless otherwise expressly provided.

Article II

PURCHASE AND SALE

Section 2.1    The Purchase and Sale.

(a)          On the terms and subject to the conditions set forth herein, at the First Closing, the Purchaser hereby agrees to purchase (or cause certain of its Subsidiaries to purchase), and the Company shall sell to Purchaser (or such Subsidiaries) in exchange for the First Purchase Price, (i) the First Common Stock, free and clear of all Liens and (ii) the First Warrants, free and clear of all Liens; provided, that, if during the period from the date hereof until and including the First Closing, the Company issues to any Person any shares of Common Stock or Capital Stock or similar securities convertible into, exchangeable for or having the right to subscribe for shares of Common Stock at a price per share less than the Per Unit Purchase Price (other than shares of Common Stock issued upon the exercise of options, warrants or similar securities outstanding as of the date hereof), the number of First Common Stock and First Warrants issued to the Purchaser at the First Closing will be proportionally and ratably increased such that the First Common Stock and First Warrants issued to Purchaser will not be affected by any such dilution. Notwithstanding anything in this Agreement to the contrary, the total number of First Common Stock that may be issued under this Agreement at the First Closing, including the First Warrants, shall be limited to 3,731,025 shares of Common Stock (the “Exchange Cap”), which equals 19.99% of the Company’s outstanding shares of Common Stock as of the date hereof. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction.

(b)          On the terms and subject to the conditions set forth herein, at the Second Closing, the Purchaser hereby agrees to purchase (or cause certain of its Subsidiaries to purchase), and the Company shall sell to Purchaser (or such Subsidiaries) in exchange for the Second Purchase Price, (i) the Second Common Stock, free and clear of all Liens and (ii) the Second Warrants, free and clear of all Liens; provided, that, if during the period from the date hereof until and including the Second Closing, the Company issues to any Person any shares of Common Stock or Capital Stock or similar securities convertible into, exchangeable for or having the right to subscribe for shares of Common Stock at a price per share less than the Per Unit Purchase Price (other than shares of Common Stock issued upon the exercise of options, warrants or similar securities outstanding as of the date hereof), the number of Second Common Stock and Second Warrants issued to the Purchaser at the Second Closing will be proportionally and ratably increased such that the Second Common Stock and Second Warrants issued to Purchaser will not be affected by any such dilution.

(c)          The Parties agree that the Common Stock and Warrants to be purchased by Purchaser hereunder shall be issued in reliance upon the exemption from registration set forth in Section 4(a)(2) of the Securities Act.

Section 2.2      First Closing.

(a)           The closing of the purchase of the First Common Stock and First Warrants (the “First Closing”) shall take place remotely via the electronic exchange of documents and signatures, or at such other time and place as the Parties may agree in writing, on the first (1st) Business Day after satisfaction or waiver of the conditions set forth in Section 6.1 and Section 6.2 (other than those conditions that by their terms are to be satisfied at the First Closing, but subject to the satisfaction or waiver of those conditions). The date on which the First Closing actually occurs shall be referred to herein as the “First Closing Date.” At the First Closing, the Company shall issue the First Common Stock and First Warrants to the Purchaser free and clear of all Liens against payment by the Purchaser of the First Purchase Price.

(b)           At the First Closing, the Company shall:

(i)            deliver or cause to be delivered to the Purchaser:

(A)          a certificate of good standing of the Company as of a date no earlier than two (2) Business Days prior to the First Closing Date;

(B)          the certificate contemplated by Section 6.1(f);

(C)          counterparts to Warrant Certificates representing the full number of First Warrants (as may be adjusted pursuant to Section 2.1(a));

(D)          an opinion from the Company’s outside legal counsel, dated as of the First Closing Date, in a customary form reasonably acceptable to Purchaser;

(E)           copies of the resolutions or written consents duly adopted by the Board and certified by the Company’s secretary authorizing the execution, delivery and performance of this Agreement and the transactions contemplated hereby, including the Charter Amendment or minutes from a duly convened meeting of the Board at which such matters were authorized; and

(F)           counterparts to the Registration Rights Agreement, duly executed by the Company;

(ii)           deliver or cause to be delivered any other customary documents or certificates reasonably requested by Purchaser which are reasonably necessary to give effect to the Closing; and

(iii)          pay, or cause to be paid to Purchaser (which may be set off against the First Purchase Price), any portion of the Expense Reimbursement then accrued and unpaid.

Section 2.3      Second Closing.

(a)            The closing of the purchase of the Second Common Stock and Second Warrants (the “Second Closing”) shall take place remotely via the electronic exchange of documents and signatures, or at such other time and place as the Parties may agree in writing, on the first (1st) Business Day after satisfaction or waiver of the conditions set forth in Section 6.3 and Section 6.4 (other than those conditions that by their terms are to be satisfied at the Second Closing, but subject to the satisfaction or waiver of those conditions). The date on which the Second Closing actually occurs shall be referred to herein as the “Second Closing Date.” At the Second Closing, the Company shall issue the Second Common Stock and Second Warrants to the Purchaser free and clear of all Liens against payment by the Purchaser of the Second Purchase Price.

(b)           At the Second Closing, the Company shall:

(i)            deliver or cause to be delivered to the Purchaser:

(A)            a bring down certificate of good standing of the Company as of a date no earlier than two (2) Business Days prior to the Second Closing Date;

(B)             the certificate contemplated by Section 6.1(f); and

(C)             counterparts to Warrant Certificates representing the full number of Second Warrants (as may be adjusted pursuant to Section 2.1(a));

(ii)            pay, or cause to be paid to Purchaser (which may be set off against the Second Purchase Price), any portion of the Expense Reimbursement then accrued and unpaid; and

(iii)          deliver or cause to be delivered any other customary documents or certificates reasonably requested by Purchaser which are reasonably necessary to give effect to the Closing.

Article III

REPRESENTATIONS AND WARRANTIES OF THE COMPANY

Except as set forth in the SEC Documents filed with the SEC prior to the date hereof and publicly available on the SEC’s Electronic Data Gathering Analysis and Retrieval system (but excluding any forward-looking disclosures set forth in any “risk factors” section, any disclosures in any “forward-looking statements” section and any other disclosures included therein to the extent they are predictive or forward-looking in nature), the Company hereby represents and warrants to the Purchaser as of the date hereof, as of the First Closing, and as of the Second Closing, as follows:

Section 3.1      Organization and Qualification. Each of the Company and each of its Subsidiaries are entities duly organized, validly existing and in good standing under the Laws of the jurisdiction in which they are formed, and each has the requisite power and authority to own its properties and to carry on its business as now being conducted and as presently proposed to be conducted. Each of the Company and each of its Subsidiaries is duly qualified as a foreign entity to do business and is in good standing in every jurisdiction in which its ownership of property or the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not, individually or in the aggregate, have a Material Adverse Effect. Other than the Persons set forth on Exhibit 21.1 to the Company’s Annual Report on Form 10-K, filed with the SEC on March 23, 2021, the Company has no Subsidiaries and does not own Capital Stock in any other Person.

Section 3.2      Authorization; Enforcement; Validity. Subject to the Stockholder Approval, the Company has the requisite power and authority to enter into and perform its obligations under the Agreement and the other Definitive Documents, to consummate the transaction contemplated hereby and thereby and to issue the Securities in accordance with the terms hereof and thereof. The execution and delivery of the Agreement and the other Definitive Documents by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities and the reservation for issuance and issuance of Common Stock issuable upon the exercise of the Warrants in accordance with, and pursuant to, the Warrant Certificate) have been duly authorized by the Company, and such authorization has not been, and as of the Closing will not have been, subsequently rescinded or modified in any way, and, no further filing, consent or authorization is or will be required to be made by or on behalf of the Company, its Subsidiaries and their respective boards of directors, stockholders or other governing bodies in connection with the transactions contemplated by the Definitive Documents. The Agreement has been, and the other Definitive Documents to which the Company is a party will be, prior to the First Closing or Second Closing, as applicable, duly executed and delivered by the Company, and each constitutes the legal, valid and binding obligations of the Company, enforceable against the Company in accordance with their respective terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies and except as rights to indemnification and to contribution may be limited by applicable federal or state securities Law (the “General Enforceability Exceptions”).

Section 3.3      Issuance of Securities. The issuance of the Securities is duly authorized, and upon issuance in accordance with the terms of the Definitive Documents will be validly issued, fully paid and non-assessable (to the extent such concepts are applicable) and free and clear of all Liens. The issuances of the Securities in connection with the transactions contemplated by the Definitive Documents are in compliance, in all respects, with all applicable Laws, and the Securities are not subject to, and will not be issued in violation of, any purchase options, call options, rights of first refusal, preemptive rights, subscription rights or any similar rights under applicable Law, the Company Organizational Documents or any Contract to which the Company or any of its Subsidiaries is a party or by which it is bound. Subject to the accuracy of the representations and warranties of the Purchaser set forth in Article IV, the offer and issuance by the Company of the Securities is exempt from registration under the Securities Act. As of the First Closing, the Company will have reserved from its duly authorized Capital Stock the maximum number of shares of Common Stock authorized under its Certificate of Incorporation that are available after giving effect to shares of Common Stock reserved for issuance or issuable upon the exercise of the Purchased Warrants. Upon the issuance of Common Stock following an exercise of the Purchased Warrants in accordance with the Warrant Certificate, such Common Stock, when issued, will be validly issued, fully paid and non-assessable and free and clear of all Liens, with the holders thereof being entitled to all rights accorded to a holder of Common Stock.

Section 3.4      No Conflicts. The execution, delivery and performance of this Agreement and the other Definitive Documents by the Company and the consummation by the Company of the transactions contemplated hereby and thereby (including the issuance of the Securities and the reservation for issuance and issuance of Common Stock issuable upon the exercise of the Purchased Warrants in accordance with the Warrant Certificate) will not (i) result in a violation of the Certificate of Incorporation, Bylaws, certificate of formation, memorandum of association, articles of association or other organizational documents of the Company or any of its Subsidiaries (collectively, the “Group Companies Organizational Documents”), (ii)  conflict with, or constitute a default (or an event which with notice or lapse of time or both would become a default) in any respect under, or give to others any rights of termination, amendment, acceleration or cancellation of, any Material Contract, indenture or instrument to which the Company or any of its Subsidiaries is a party, or (iii) result in a material violation of any Law (including, for the avoidance of doubt, foreign, federal and state securities Laws and the rules and regulations of the Nasdaq Global Market) or Order that would be material to the business of the Company and its Subsidiaries taken as a whole.

Section 3.5      Consents. Except as set forth in Section 5.7(c), neither the Company nor any of its Subsidiaries is required to obtain any consent from, authorization or order of, or make any filing or registration with any Governmental Entity or any regulatory or self-regulatory agency or any other Person in order for it to execute, deliver or perform any of its respective obligations under or contemplated by this Agreement or the other Definitive Documents, in each case, in accordance with the terms hereof and thereof. To the Company’s Knowledge, no facts or circumstances exist which might prevent the Company or any of its Subsidiaries from obtaining or effecting any of the registrations, applications or filings contemplated by the Definitive Documents.

Section 3.6      No General Solicitation; Agents’ Fees. Neither the Company, nor any of its Subsidiaries, Affiliates, Representatives or any other Person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D) in connection with the offer or sale of the Securities. No placement agent’s fees, financial advisory fees, or brokers’ commissions or fees or any similar fees are or will be owed or payable to any Person in connection with transactions contemplated by the Definitive Documents. Neither the Company nor any of its Subsidiaries has engaged any placement agent or other agent in connection with the offer or sale of the Securities. The Company further acknowledges that Purchaser is not acting as a financial advisor or fiduciary of the Company or any of its Subsidiaries (or in any similar capacity) with respect to the Definitive Documents and the transactions contemplated thereby and that the Company’s decision to enter into the Definitive Documents to which it is a party has been based solely on the independent evaluation by the Company and its Representatives.

Section 3.7      Application of Takeover Protections; Rights Agreement. Prior to the First Closing, the Company and its board of directors will have taken all necessary actions, if any, in order to comply with or obtain waivers in connection with any control share acquisition, interested stockholder, business combination, poison pill (including any distribution under a rights agreement), stockholder rights plan or other similar anti-takeover provision under any of the Group Companies Organizational Documents or the Laws of the jurisdiction of its incorporation or otherwise which is or could become applicable to Purchaser as a result of the transactions contemplated by the Definitive Documents, including the Company’s issuance of the Securities and ownership by the Purchaser of the Securities. The Company and the Board have taken all necessary action, if any, in order to render inapplicable any stockholder rights plan or similar arrangement relating to accumulations of beneficial ownership of shares of Common Stock or a change in control of the Company or any of its Subsidiaries.

Section 3.8      SEC Documents; Financial Statements.

(a)            The Company (including its predecessors) has timely filed all reports, schedules, forms, proxy statements, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act or the Securities Act (all of the foregoing filed since January 1, 2019, and all exhibits and appendices included therein and financial statements, notes and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the “SEC Documents”). The Company has delivered or has made available to Purchaser true, correct and complete copies of each of the SEC Documents not available on the EDGAR system. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act, the rules and regulations of the SEC promulgated thereunder and the rules and regulations of the Nasdaq Global Market, in each case, applicable to the SEC Documents, and none of the SEC Documents contains any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. None of the Company’s Subsidiaries is subject to the periodic reporting requirements of the 1934 Act. There are no outstanding or unresolved comments in comment letters from the SEC staff with respect to any of the SEC Documents. To the Company’s Knowledge, no SEC Document is the subject of ongoing SEC review or outstanding SEC investigation.

(b)            As of their respective dates, the audited and unaudited financial statements of the Company and its predecessors included in the SEC Documents (including, in each case, the notes thereto, the “Financial Statements”), complied in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto as in effect as of the time of filing. The Financial Statements have been prepared in accordance with GAAP (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements), and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments which will not be material, either individually or in the aggregate). The Company is not currently contemplating to amend or restate any of the Financial Statements (including any notes or any letter of the independent accountants of the Company with respect thereto), nor, to the Company’s Knowledge, do there exist any facts or circumstances which would require the Company to amend or restate any of the Financial Statements, in each case, in order for any of the Financials Statements to be in compliance with GAAP and the rules and regulations of the SEC. The Company has not been informed by its independent accountants that they recommend that the Company amend or restate any of the Financial Statements or that there is any need for the Company to amend or restate any of the Financial Statements.

(c)            The Company maintains internal control over financial reporting (as such term is defined in Rule 13a-15(f) under the 1934 Act) that are effective to provide reasonable assurances regarding the reliability of the financial reporting and the preparation of financial statements of the Company and its Subsidiaries for external purposes in accordance with GAAP, and includes those policies and procedures that (i) pertain to the maintenance of records that, in reasonable detail, accurately and fairly reflect the transactions and dispositions of the assets of the Company, (ii) transactions are recorded as necessary to permit preparation of financial statements and (iii) provide reasonable assurance that transactions are recorded as necessary to permit preparation of financial statements in accordance with GAAP, and that receipts and expenditures of the Company are being made only in accordance with authorizations of management and directors of the Company. The Company maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the 1934 Act) that are effective in ensuring that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is recorded, processed, summarized and reported, within the time periods specified in the rules and forms of the SEC, including controls and procedures designed to ensure that information required to be disclosed by the Company in the reports that it files or submits under the 1934 Act is accumulated and communicated to the Company’s management, including its principal executive officer or officers and its principal financial officer or officers, as appropriate, to allow timely decisions regarding required disclosure. Neither the Company nor any of its Subsidiaries has received any notice or correspondence from any accountants, Governmental Entities or other Person relating to (x) any potential material weakness or significant deficiency in any part of the internal controls over financial reporting of the Company or any of its Subsidiaries or (y) any fraud, whether or not material, that involves (or involved) the management or other employees of the Company or its Subsidiaries who have (or had) a significant role in the Company’s or its Subsidiaries’ internal controls.

(d)            There is no transaction, arrangement, or other relationship between the Company or any of its Subsidiaries and an unconsolidated or other off balance sheet entity that is required to be disclosed by the Company in its 1934 Act filings and is not so disclosed or that otherwise would have a Material Adverse Effect.

(e)            There are no material disagreements of any kind presently existing or, to the Company’s Knowledge, reasonably anticipated to arise between the Company and any of its Subsidiaries, on the one hand, and the accountants and lawyers formerly or presently engaged by the Company (including its predecessors) and any of Subsidiaries thereof, on the other hand, and the Company and each of its Subsidiaries is current with respect to any fees owed to its respective accountants and lawyers which, the failure to pay could affect the Company’s ability to perform any of its obligations under any of the Definitive Documents.

Section 3.9      Absence of Certain Changes. Since December 31, 2020 (the “10-K Date”), no Material Adverse Effect has occurred, and there has not been, and there does not exist, any Effect that would reasonably be expected to have a Material Adverse Effect. Since the 10-K Date, neither the Company nor any of its Subsidiaries has taken any action that if taken after the date hereof would require the consent of the Purchaser pursuant to Section 5.1(b). Neither the Company nor any of its Subsidiaries has taken any steps to seek protection pursuant to any applicable Law relating to bankruptcy, insolvency, reorganization, receivership, liquidation or winding up, nor does the Company or any Subsidiary have any Knowledge or reason to believe that any of their respective creditors intend to initiate involuntary bankruptcy proceedings or any Knowledge of any fact which would reasonably lead a creditor to do so. The Company and its Subsidiaries, individually and on a consolidated basis, are not as of the date hereof, and, after giving effect to the transactions contemplated by the Definitive Documents, will not be, Insolvent. Neither the Company nor any of its Subsidiaries has engaged in any business or in any transaction, and does not plan to engage in any business or in any transaction, for which the Company’s or such Subsidiary’s remaining assets constitute unreasonably small capital with which to conduct the business in which it is engaged as such business is now conducted and is proposed to be conducted.

Section 3.10      Conduct of Business; Regulatory Permits.

(a)            Neither the Company nor any of its Subsidiaries is in violation of any term of or in default under the Group Companies Organizational Documents. Neither the Company (including its predecessors) nor any Subsidiaries thereof (i) is, or has been since January 1, 2018, in violation of any applicable Law or Order applicable thereto or (ii) has received since January 1, 2018 a notification or communication from any Governmental Entity asserting that it is not or has not been in compliance with any applicable Law or Order, except which could not reasonably be expected to result in a Material Adverse Effect. Without limiting the generality of the foregoing, the Company is not in material violation of any of the rules, regulations or requirements of the Nasdaq Global Market, and has no Knowledge of any facts or circumstances that could reasonably lead to delisting or suspension of trading the Common Stock by the Nasdaq Global Market. Since January 1, 2018, (i) the Common Stock has been listed or designated for quotation on the Nasdaq Global Market, (ii) trading in the Common Stock has not been suspended by the SEC or the Nasdaq Global Market and (iii) the Company has received no communication, written or oral, from the SEC or the Nasdaq Global Market regarding the suspension or delisting of the Common Stock from the Nasdaq Global Market. The Company and each of its Subsidiaries possess all licenses, certificates, authorizations and permits issued by the appropriate Governmental Entity necessary to conduct their respective businesses, and neither the Company nor any such Subsidiary has received any notice of proceedings relating to the revocation or modification of any such license, certificate, authorization or permit, except to the extent that the failure to possess all such licenses, certificates, authorizations and permits would not, individually or in the aggregate, have a Material Adverse Effect. There is no Contract or Order binding upon the Company or any of its Subsidiaries or to which the Company or any of its Subsidiaries is a party which, individually or together with any other Contract or Order, has had or would reasonably be expected to have the effect of prohibiting or materially impairing any business practice of the Company or any of its Subsidiaries, any acquisition of property by the Company or any of its Subsidiaries.

(b)            The Common Stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and the Company has taken no action designed to, or which to its Knowledge is likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the SEC is contemplating terminating such registration. The Company has not, since January 1, 2021, received notice from the Nasdaq Global Market to the effect that the Company is not in compliance with the listing or maintenance requirements of the Nasdaq Global Market. The Company is, and has no reason to believe that it will not in the foreseeable future continue to be, in compliance with all such listing and maintenance requirements. The Common Stock is currently eligible for electronic transfer through the Depository Trust Company or another established clearing corporation and the Company is current in payment of the fees to the Depository Trust Company (or such other established clearing corporation) in connection with such electronic transfer.

Section 3.11      Certain Regulatory Matters.

(a)            None of the Company (including its predecessors), any Subsidiaries thereof or any of their respective directors, officers, or other Representatives (individually and collectively, a “Company Affiliate”) have violated the U.S. Foreign Corrupt Practices Act (the “FCPA”) or any other applicable anti-bribery or anti-corruption Law, nor has any Company Affiliate offered, paid, promised to pay, or authorized the payment of, any money, or offered, given, promised to give, or authorized the giving of, anything of value, to any officer, employee or any other person acting in an official capacity for any Governmental Entity or any political party or official thereof or to any candidate for political office (individually and collectively, a “Government Official”) or to any Person under circumstances in which such Company Affiliate knew or was aware of a high probability that all or a portion of such money or thing of value would be offered, given or promised, directly or indirectly, to any Government Official, for the purpose of: (i) (A) influencing any act or decision of such Government Official in his/her official capacity, (B) inducing such Government Official to do or omit to do any act in violation of his/her lawful duty, (C) securing any improper advantage, or (D) inducing such Government Official to influence or affect any act or decision of any Governmental Entity; or (ii) assisting the Company or its Subsidiaries in obtaining or retaining business for or with, or directing business to, the Company or its Subsidiaries.

(b)            The Company has in place policies, procedures and controls that ensure compliance with the (i) FCPA and (ii) other applicable anti-bribery or anti-corruption laundering Laws in each foreign jurisdiction in which the Company does business.

(c)            No Company Affiliate or any other business entity or enterprise with which the Company or any Subsidiary is or has been Affiliated or associated, has, directly or indirectly, made or authorized any payment, contribution or gift of money, property, or services, whether or not in contravention of applicable Law, (i) as a kickback, bribe gratuity, lobbying expenditure, political contribution or contingent fee payment to any Person or (ii) to any political organization, or to the holder of or any aspirant to any elective or appointive public office except for personal political contributions not involving the direct or indirect use of funds of the Company or any of its Subsidiaries.

(d)            The Company and its Subsidiaries are in compliance with, and have not previously violated, the USA Patriot Act of 2001 and all other applicable U.S. and non-U.S. anti-money laundering Laws and regulations and Sanctions, including the Laws, executive orders and sanctions programs administered by OFAC. No Company Affiliate (x) is a Sanctioned Person or has any reason to believe that it is acting on behalf of, or for the benefit of, any Sanctioned Person or (y) has engaged in any dealings with or the benefit of any Sanctioned Person, or in or involving any Sanctioned Country.

(e)            Since January 1, 2018, no allegations of sexual harassment have been made to the Company (including its predecessors) or any Subsidiaries thereof against any individual in his or her capacity as director or a managerial employee, or to the Company’s Knowledge, any other employee, of the Company (including its predecessors) or any Subsidiaries thereof.

Section 3.12      Sarbanes-Oxley Act. The Company and each of its Subsidiaries is in material compliance with any and all applicable requirements of the Sarbanes-Oxley Act of 2002, as amended, and any and all applicable rules and regulations promulgated by the SEC thereunder.

Section 3.13      Transactions With Affiliates. There have not been any transactions or Contracts or series of related transactions or Contracts required to be disclosed under Item 404 of Regulation S-K under the 1934 Act.

Section 3.14      Capitalization

(a)            As of the date hereof, the authorized Capital Stock of the Company consists of 125,000,000 shares of Common Stock, of which 37,310,254 are issued and outstanding, and 10,000,000 share of preferred stock, of which none are issued and outstanding. No shares of Common Stock are held in the treasury of the Company. Except for the foregoing Capital Stock, the Company has no other Capital Stock authorized, reserved for issuance or outstanding.

(b)            All of the Company’s outstanding Capital Stock is duly authorized and validly issued, fully paid and non-assessable (as such concepts are applicable). All the outstanding shares of Capital Stock of each Subsidiary of the Company have been validly issued and are fully paid and non-assessable (to the extent such concepts are applicable) and are owned, directly or indirectly, by the Company free and clear of all Liens.

(c)            (A) None of the Company’s or any of its Subsidiaries’ Capital Stock is subject to preemptive rights or any other similar rights or restrictions or Liens suffered or permitted by the Company or any Subsidiary; (B) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock of the Company or any of its Subsidiaries, or Contracts by which the Company or any of its Subsidiaries is or may become bound to issue additional Capital Stock of the Company or any of its Subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, or exercisable or exchangeable for, any Capital Stock of the Company or any of its Subsidiaries; (C) there are no Contracts under which the Company or any of its Subsidiaries is obligated to register the sale of any of their securities under the Securities Act; (D) there are no outstanding securities or instruments of the Company or any of its Subsidiaries which contain any redemption or similar provisions, and there are no Contracts, commitments, understandings or arrangements by which the Company or any of its Subsidiaries is or may become bound to redeem a security of the Company or any of its Subsidiaries; (E) there are no securities or instruments or Capital Stock containing anti-dilution or similar provisions that will be triggered by the issuance of the Securities; (F) neither the Company nor any Subsidiary has any stock appreciation rights or “phantom stock” plans or agreements or any similar plan or agreement; and (G) there are no stockholder agreements, voting trusts or other agreements to which the Company or any of its Subsidiaries is a party or by they are bound relating to the voting of any shares, interests or Capital Stock of the Company or any of its Subsidiaries.

(d)            True, correct and complete copies of the Company Organizational Documents, and the terms of all convertible securities and the material rights of the holders thereof in respect thereto, are set forth in, or filed as exhibits to the SEC Documents.

Section 3.15      Indebtedness. Neither the Company nor any of its Subsidiaries has any outstanding Indebtedness.

Section 3.16      Material Contracts. Neither the Company nor any of its Subsidiaries is party to, and none of their respective properties or assets are bound by, a Material Contract. Each Material Contract set forth in the SEC Documents is in full force and effect, and is a legal, valid and binding agreement of the Company or its Subsidiaries, as applicable, and, to the Company’s Knowledge, the other parties thereto, subject only to the General Enforceability Exceptions. There is no material default or breach by the Company or any of its Subsidiaries, as applicable, with respect to any such Material Contract or, to the Company’s Knowledge, any other party thereto, and no event has occurred which, with notice or lapse of time or both, would constitute a material breach or default or would permit termination, material modification or acceleration thereof by any party to such Material Contract. Neither the Company nor any of its Subsidiaries has waived any material rights under any such Material Contract. Neither the Company nor any of its Subsidiaries has received written notice of the intention of any third party under any such Material Contract to cancel, terminate or materially modify the terms of any such Material Contract, or accelerate the obligations of the Company or any of its Subsidiaries, as applicable, thereunder. There are no current or pending financing arrangements or assignments of proceeds with respect to any such Material Contract.

Section 3.17      Litigation. Except as would not, individually or in the aggregate, have a Material Adverse Effect, there is no, and since January 1, 2018 there has not been, any Action before or by the Nasdaq Global Market, any court, public board, other Governmental Entity, self-regulatory organization or body pending or, to the Knowledge of the Company, threatened against or affecting the Company (including its predecessors) or any of Subsidiaries thereof, the Capital Stock thereof or any current or former officers, directors, managers or employees thereof, whether of a civil or criminal nature or otherwise, in their capacities as such. To the Knowledge of the Company, no current or former director, officer, manager or employee of the Company (including its predecessors) or any of its Subsidiaries has willfully violated 18 U.S.C. §1519 or engaged in spoliation in reasonable anticipation of litigation. Without limitation of the foregoing, there has not been, and to the Knowledge of the Company, there is not pending or contemplated, any investigation by the SEC involving the Company (including its predecessors), any Subsidiaries thereof or any current or former director, officer, manager of employee of the Company or any of its Subsidiaries. The SEC has not issued any stop order or other order suspending the effectiveness of any registration statement filed by the Company under the Securities Act or the 1934 Act. To the Company’s Knowledge, no fact exists which might result in or form the basis for any such Action. Neither the Company nor any of its Subsidiaries is subject to any Order.

Section 3.18      Insurance. The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts, in each case, as is customary in the businesses in which the Company and its Subsidiaries are engaged. All premiums due and payable in respect of such insurance policies maintained by the Company and its Subsidiaries have been paid in full. Neither the Company nor any of its Subsidiaries have been refused any insurance coverage sought or applied for, and neither the Company nor any such Subsidiary has any reason to believe that it will be unable to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business on substantially the same terms as now in effect. Excluding insurance policies that have expired and been replaced in the ordinary course of business, no such insurance policy of the Company or any of its Subsidiaries has been, or has been threatened to be, cancelled by the applicable insurer since January 1, 2018, and neither the Company nor any of its Subsidiaries has received any written notice of cancellation or non-renewal of any such insurance policy.

Section 3.19      Employee Relations. The Company and each of its Subsidiaries maintains good relationships with their respective employees. No executive officer (as defined in Rule 501(f) promulgated under the Securities Act) or other key employee of the Company or any of its Subsidiaries has notified the Company or the applicable Subsidiary that such executive officer or key employee intends to terminate, or materially amend the terms of, its employment with the Company or the applicable Subsidiary. To the Company’s Knowledge, no executive officer or other key employee of the Company or any of its Subsidiaries is or will be (with or without the passage of time, or both), in violation of any material term of any employment Contract, confidentiality, disclosure or proprietary information Contract, non-competition Contract or any other Contract, or any restrictive covenant, and the continued employment of each such executive officer or other key employee (as the case may be) does not subject the Company or any of its Subsidiaries to any material liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all applicable federal, state, local and foreign Laws respecting labor, employment and employment practices and benefits, terms and conditions of employment and wages and hours, except where failure to be in compliance would not, either individually or in the aggregate, result in a Material Adverse Effect. There are no strikes or other labor disputes against the Company or any of its Subsidiaries, and, to the Knowledge of the Company, there are no strikes or other labor disputes threatened against the Company or any of its Subsidiaries.

Section 3.20      Title.

(a)            The Company and each of its Subsidiaries holds good title to all real property, leases in real property, facilities or other interests in real property owned or held by the Company or any of its Subsidiaries, as applicable (the “Real Property”). The Real Property is free and clear of all Liens and is not subject to any rights of way, building use restrictions, exceptions, variances, reservations, or limitations of any nature except for (a) Liens for current Taxes not yet due for which adequate reserves (as determined in accordance with the GAAP) have been established on the Financial Statements, (b) zoning Laws and other land use restrictions that do not, and will not (with or without the passage of time, or both) impair the present or anticipated use of the Real Property subject thereto, and (c) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other statutory liens arising in the ordinary course of business that would not reasonably be expected to have a Material Adverse Effect. Each Real Property held under lease by the Company or any of its Subsidiaries is held by the Company or its applicable Subsidiary under a valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the current and anticipated use made and proposed to be made of such Real Property and buildings by the Company or any of its Subsidiaries, as applicable.

(b)            Each of the Company and its Subsidiaries (as applicable) has good title to, or a valid leasehold interest in, the tangible personal property, equipment, improvements, fixtures, and other personal property and appurtenances that are used by the Company or its Subsidiary in connection with the conduct of its business (the “Fixtures and Equipment”). The Fixtures and Equipment are structurally sound, are in good operating condition and repair, are adequate for the uses to which they are being put, are not in need of maintenance or repairs, except for routine maintenance and repairs in the ordinary course of business, and are sufficient, in all material respects, for the conduct of the Company’s and its Subsidiaries’ businesses as currently conducted. The Company and its Subsidiaries collective own all of the Fixtures and Equipment free and clear of all Liens except for (a) Liens for current Taxes not yet due for which adequate reserves (as determined in accordance with GAAP) have been established on the Financial Statements, (b) zoning Laws and other land use restrictions that do not impair the present or anticipated use of the Fixtures and Equipment subject thereto, (c) mechanics’, carriers’, workmen’s, warehousemen’s, repairmen’s or other statutory liens arising in the ordinary course of business that would not reasonably be expected to have a Material Adverse Effect and (d) minor liens that have arisen in the ordinary course of business and that do not, individually or in the aggregate, materially detract from the value of the assets or properties subject thereto or materially impair the operations of the Company or its any of Subsidiaries.

Section 3.21      Intellectual Property Rights.

(a)            The Company and its Subsidiaries collectively own or possess good and marketable title to, or valid licenses to use, all trademarks, trade names, service marks, service mark registrations, service names, original works of authorship, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor (“Intellectual Property Rights”) necessary to conduct their respective businesses as now conducted and presently proposed to be conducted in all material respects. None of the Company’s material Intellectual Property Rights have expired or have been terminated or abandoned, or are expected to expire, or to be terminated or abandoned, in each case, within three (3) years from the date of the Agreement, except any such Intellectual Property Rights that would not, individually or in the aggregate, have a Material Adverse Effect. The Company does not have any Knowledge of any infringement, misappropriate or violation by the Company or its Subsidiaries of Intellectual Property Rights of others.

(b)            Subject to the license and collaboration agreement with Zai Lab (Shanghai) Co., Ltd., the Company is the exclusive owner of the entire right, title and interest in and to durlobactam (formerly ETX2514), sulbactam-durlobactam (SUL-DUR, formerly ETX2514SUL) and ETX0282CPDP (collectively, the “Products”), and is the exclusive owner of the entire right, title and interest in and to, or has licensed or has the right to license all Intellectual Property Rights in the Products, all data associated therewith, and all Intellectual Property Rights covering or relating to the Products, free and clear of all liens. To the Company’s Knowledge, all patents owned or controlled by the Company that have been issued or granted by the appropriate patent office are valid and enforceable.

(c)            Subject to the terms of the July 2017 collaboration agreement between the Company and the Global Antibiotic Research and Development Partnership (“GARDP”), the Company is the exclusive owner of the entire right, title and interest in and to zoliflodacin, and is the exclusive owner of the entire right, title and interest in and to, or has licensed or has the right to license all Intellectual Property Rights in zoliflodacin, all data associated therewith, and all Intellectual Property Rights covering or relating to zoliflodacin, free and clear of all liens. To the Company’s Knowledge, all patents owned or controlled by the Company that have been issued or granted by the appropriate patent office are valid and enforceable.

(d)            There is no action which has been brought, or to the Knowledge of the Company, being threatened, against the Company or any of its Subsidiaries regarding its Intellectual Property Rights, except such as would not, if determined adversely to the Company or any of its Subsidiaries, individually or in the aggregate, have a Material Adverse Effect. To the Knowledge of the Company, there are no facts or circumstances which might give rise to any actions regarding the Company’s Intellectual Property Rights.

(e)            To the Company’s Knowledge, the manufacture, use, offer for sale, sale and/or importation of any of the Products or zoliflodacin will not infringe any patent or other Intellectual Property Rights of any third party. Neither Company nor any of its Subsidiaries has received written or oral notice of any action, suit or proceeding that claims, that the development, manufacture, use, marketing, sale, offer for sale, importation or distribution of any Product or zoliflodacin would infringe on Intellectual Property Rights of any third party.

(f)            The Company is in material compliance with all terms of and obligations under its March 2017 and October 2017 funding agreements with the Trustees of Boston University, as amended in September 2019 (“the CARB-X Agreements”) to utilize funds from the U.S. government through the Combating Antibiotic Resistant Bacteria Biopharmaceutical Accelerator (CARB-X) program, and has not breached and is not in default under any provision of the CARB-X Agreements.

(g)            To the Knowledge of the Company, no event has occurred that would give the Trustees of Boston University or CARB-X the right to unilaterally terminate the CARB-X Agreements. The Company has not received any notice of an intention by the Trustees of Boston University or CARB-X to terminate the CARB-X Agreements, and the Company has not agreed with the Trustees of Boston University or CARB-X to terminate the CARB-X agreements in whole or in part.

(h)            The Company is in material compliance with all terms of and obligations under its April 2018 license and collaboration agreement with Zai Lab (Shanghai) Co., Ltd. (“the Zai Lab Agreement”) regarding durlobactam and sulbactam-durlobactam, and has not breached and is not in default under any provision of the Zai Lab Agreement.

(i)            To the Knowledge of the Company, no event has occurred that would give Zai Lab the right to unilaterally terminate the Zai Lab Agreement. The Company has not received any notice of an intention by Zai Lab to terminate the Zai Lab Agreement, and the Company has not agreed with Zai Lab to terminate the Zai Lab Agreement in whole or in part.

(j)            The Company is in material compliance with all healthcare laws and regulations.

(k)            The Company and its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights. In the past five years, the Company and its Subsidiaries have not: (i) experienced any actual, alleged or suspected data breach or other security incident or (ii) been subject to or received any notice of any audit, investigation, complaint, or other claim concerning the violation of any data protection laws.

Section 3.22      Environmental Laws.

(a)            The Company (including its predecessors) and Subsidiaries thereof (A) are, and since January 1, 2018 have been, in compliance with any and all Environmental Laws (as defined below), and neither the Company nor any of its Subsidiaries has received any written communication alleging that the Company is in violation of, or has any liability under, any Environmental Law, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (C) are in compliance with all terms and conditions of any such permit, license or approval where, in each of the foregoing clauses (A), (B) and (C), the failure to so comply would not have, individually or in the aggregate, a Material Adverse Effect.

(b)            No Hazardous Materials (i) have been disposed of or otherwise released from any currently or formerly owned Real Property of the Company (including its predecessors) or any Subsidiaries thereof in violation of any Environmental Laws; and (ii) are, to the Company’s Knowledge, present on, over, beneath, in or upon any Real Property or any portion thereof in quantities that would constitute a violation of any Environmental Laws.

Section 3.23      Tax Status. The Company and each of its Subsidiaries (i) has filed all Tax Returns required by any jurisdiction to which it is subject, (ii) has paid all Taxes and other governmental assessments and charges (including satisfying its withholding tax obligations) levied or imposed on their properties, income or assets or otherwise due and payable, except those being contested in good faith for which adequate reserves (as determined in accordance with the GAAP) have been established on the Financial Statements and (iii) has set aside on its books provision reasonably adequate for the payment of all Taxes for periods subsequent to the periods to which such Tax Returns apply, except in case of (i) and (ii), where the failure to file or pay would not reasonably be expected, individually or in the aggregate, to have a Material Adverse Effect. There are no unpaid Taxes claimed to be due and payable by the Taxing authority of any jurisdiction, and, to Knowledge of the Company, no facts or circumstances exist of that would be the basis for any such claim. The Company is not operated in such a manner as to qualify as a passive foreign investment company, as defined in Section 1297 of the Internal Revenue Code of 1986, as amended (the “Code”).

Section 3.24      Investment Company Status. The Company is not, and upon consummation of the sale of the Securities will not be, an “investment company,” an affiliate of an “investment company,” a company controlled by an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company” as such terms are defined in the Investment Company Act of 1940, as amended.

Section 3.25      U.S. Real Property Holding Corporation. The Company (including its predecessors) and all Subsidiaries thereof is not, has not ever been, and, for so long as any of the Securities are held by the Purchaser, shall not become, a U.S. real property holding corporation within the meaning of Section 897 of the Code.

Section 3.26      Registration Eligibility. The Company is, and from and after the First Closing will be, eligible to register the Registrable Securities (as defined in the Registration Rights Agreement) for resale by the Purchaser using Form S-3 promulgated under the 1933 Act.

Section 3.27      Transfer Taxes. On the Second Closing Date, all stock transfer or other Taxes (other than income or similar Taxes) which are required to be paid in connection with the issuance, sale and transfer of the Securities to be sold to Purchaser pursuant to this Agreement will be, or will have been, fully paid or provided for by the Company, and all Laws imposing such Taxes will be or will have been complied with in all material respects.

Section 3.28      Shell Company Status. The Company is not an issuer identified in, and subject to, Rule 144(i).

Section 3.29      ERISA Compliance.

(a)            Each Plan is in material compliance with the applicable provisions of ERISA, the Code and other applicable federal or state Laws.

(b)            (i) No ERISA Event has occurred for which the Company, any of its Subsidiaries or any of their respective ERISA Affiliates has any residual liability; and (ii) no ERISA Event is expected to occur, except as would not reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect.

(c)            At no time since April 1, 2017 or otherwise, to the Company’s Knowledge during the past six (6) years, has the Company (including its predecessors) or any member of the “Controlled Group” thereof (defined as any organization which is a member of a controlled group of organizations within the meaning of Code Sections 414(b), (c), (m) or (o)) maintained, sponsored or contributed to, or been obligated to contribute to (i) any retirement plan which is subject to Title IV of ERISA or Section 412 of the Code or (ii) any Multiemployer Plan.

Section 3.30      Management. Since January 1, 2018, no current or former officer or director or, to the Knowledge of the Company, no current ten percent (10%) or greater stockholder of the Company (including its predecessors) or any Subsidiaries thereof has been the subject of:

(a)            a petition under applicable bankruptcy Laws or any other applicable insolvency or moratorium Law or the appointment by a court of a receiver, fiscal agent or similar officer for such Person, or any partnership in which such person was a general partner, or any corporation or business association of which such person was an executive officer;

(b)            a conviction in a criminal proceeding or a named subject of a pending criminal proceeding (excluding traffic violations that do not relate to driving while intoxicated or driving under the influence);

(c)            any Order that has not subsequently reversed, suspended or vacated, permanently or temporarily enjoining any such person from, or otherwise limiting, the following activities:

(i)            engaging in any particular type of business practice; or

(ii)            engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of securities Laws or commodities Laws;

(d)            any Order that has not been subsequently reversed, suspended or vacated, barring, suspending or otherwise limiting for more than sixty (60) days the right of any such person to engage in any activity described in the preceding sub paragraph, or to be associated with persons engaged in any such activity;

(e)            a finding by a Governmental Entity in a civil Action or by the SEC or other authority to have violated any securities Laws or decrees, and the judgment in such civil Action or finding by the SEC or any other authority has not been subsequently reversed, suspended or vacated; or

(f)            a finding by a Governmental Entity in a civil Action or by the Commodity Futures Trading Commission to have violated any federal commodities Laws, and the judgment in such civil Action or finding has not been subsequently reversed, suspended or vacated.

Section 3.31      FDA. There is no pending, completed or, to the Company's Knowledge, threatened, action (including any lawsuit, arbitration, or legal or administrative or regulatory proceeding, charge, complaint, or investigation) against the Company or any of its Subsidiaries, and none of the Company or any of its Subsidiaries has received any notice, warning letter or other communication from the FDA or any other Governmental Entity, which (i) contests the premarket clearance, licensure, registration, or approval of, the uses of, the distribution of, the manufacturing or packaging of, the testing of, the sale of, or the labeling and promotion of any Pharmaceutical Product, (ii) withdraws its approval of, requests the recall, suspension, or seizure of, or withdraws or orders the withdrawal of advertising or sales promotional materials relating to, any Pharmaceutical Product, (iii) imposes a clinical hold on any clinical investigation by the Company or any of its Subsidiaries, (iv) enjoins production at any facility of the Company or any of its Subsidiaries, (v) enters or proposes to enter into a consent decree of permanent injunction with the Company or any of its Subsidiaries, or (vi) otherwise alleges any violation of any laws, rules or regulations by the Company or any of its Subsidiaries. The properties, business and operations of the Company have been and are being conducted in all material respects in accordance with all applicable laws, rules and regulations of the FDA.

Section 3.32          Stock Option Plans. Each stock option granted by the Company was granted (i) in accordance with the terms of the applicable stock option plan of the Company and (ii) with an exercise price at least equal to the fair market value of the Common Stock on the date such stock option would be considered granted under GAAP and applicable Law. No stock option granted under the Company’s stock option plan has been backdated. The Company has not granted, and there is no and has not been any policy or practice of the Company to knowingly grant, stock options prior to, or otherwise knowingly coordinate the grant of stock options with, the release or other public announcement of material information regarding the Company or its Subsidiaries or their financial results or prospects.

Section 3.33          No Disqualification Events. With respect to Securities to be offered and sold hereunder in reliance on Rule 506(b) under the Securities Act, none of the Company, any of its predecessors, any Affiliated issuer, any director, executive officer, other officer of the Company participating in the offering of the Securities contemplated by this Agreement, or to the Company’s Knowledge, any beneficial owner of 20% or more of the Company’s outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an “Issuer Covered Person” and, together, “Issuer Covered Persons”) is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a “Disqualification Event”), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event. The Company has complied, to the extent applicable, with its disclosure obligations under Rule 506(e), and has furnished to Purchaser a copy of any disclosures provided thereunder. The Company is not aware of any Person that has been or will be paid (directly or indirectly) remuneration for solicitation of Purchaser or other potential purchasers in connection with the sale of the Securities contemplated by this Agreement.

Section 3.34          No Integrated Offering. Assuming the accuracy of the Purchasers’ representations and warranties set forth in this Agreement, neither the Company, nor any of its Affiliates, nor any Person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would cause this offering of the Securities to be integrated with prior offerings by the Company for purposes of (i) the Securities Act which would require the registration of any such securities under the Securities Act or (ii) any applicable stockholder approval provisions of the Nasdaq Global Market.

Section 3.35          Regulation M Compliance. The Company has not, and to its Knowledge no one acting on its behalf has, (i) taken, directly or indirectly, any action designed to cause or to result in the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of any of the Securities, (ii) sold, bid for, purchased, or paid any compensation for soliciting purchases of, any of the Securities, or (iii) paid or agreed to pay to any Person any compensation for soliciting another to purchase any other securities of the Company.

Section 3.36          Proxy Statement. None of the information in the Proxy Statement will, on the date it is filed, on the date it is first mailed to the stockholders of the Company and at the time of the Special Meeting, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Proxy Statement will, at the time of the Special Meeting, comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations promulgated thereunder.

Section 3.37          Specified Contract. The Contract set forth on Schedule 3.37 has been terminated and is of no further force and effect, with no ongoing liabilities or obligations of the Company, other than customary indemnification and expense reimbursement obligations.

Article IV

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

Purchaser hereby represents and warrants as of the date hereof, as of the First Closing, and as of the Second Closing, as follows:

Section 4.1            Organization. Purchaser is a corporation duly incorporated, validly existing and in good standing under the Laws of the State of Delaware.

Section 4.2            Organizational Power and Authority. Purchaser has the requisite corporate power and authority to enter into, execute and deliver this Agreement and to perform its obligations hereunder and has taken or will take all necessary corporate action required for the due authorization, execution, delivery and performance by it of this Agreement and the transactions contemplated hereby.

Section 4.3            Execution and Delivery. This Agreement has been validly executed and delivered by Purchaser, and, assuming due and valid execution and delivery hereof by the Company, will constitute valid and legally binding obligations of Purchaser, enforceable against Purchaser in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, reorganization or other similar Laws limiting creditors’ rights generally or by equitable remedies (regardless of whether enforceability is considered in a proceeding at law or in equity).

Section 4.4            No Conflict. The execution and delivery by Purchaser of this Agreement and the consummation of the transactions contemplated hereby (a) will not conflict with, or result in a breach, modification, termination or violation of, any of the terms or provisions of, or constitute a default under (with or without notice or lapse of time or both), or result in the acceleration of, or the creation of any Lien under, any Contract to which Purchaser is party or is bound or to which any of the property or assets of Purchaser are subject, (b) will not result in any violation of the provisions of the certificate of incorporation or bylaws of Purchaser, and (c) will not result in any material violation of any Law or Order applicable to Purchaser or any of its properties, except in each of the cases described in clauses (a) through (c), for any conflict, breach, modification, termination, violation, default, acceleration or Lien which would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.

Section 4.5            Consents and Approvals. No consent, approval, authorization, Order, registration or qualification of or with any Governmental Entity having jurisdiction over Purchaser or any of its properties is required for the execution and delivery by Purchaser of this Agreement, the compliance by Purchaser with the provisions hereof and the consummation of the transactions contemplated hereby, except any consent, approval, authorization, Order, registration or qualification which, if not made or obtained, would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.

Section 4.6            No Registration. Purchaser understands that (a) the Purchased Common Stock and Purchased Warrants (including any shares of Common Stock issuable upon exercise thereof) have not been registered under the Securities Act by reason of a specific exemption or exclusion from the registration provisions of the Securities Act, the availability of which depends on, among other things, the bona fide nature of the investment intent and the accuracy of Purchaser’s representations as expressed herein or otherwise made pursuant hereto and (b) the foregoing securities cannot be sold unless subsequently registered under the Securities Act or an exemption or exclusion from registration is available.

Section 4.7            Purchasing Intent. Purchaser is acquiring the Purchased Common Stock and Purchased Warrants (including any shares of Common Stock issuable upon exercise thereof) for its own account or accounts or funds over which it or its Affiliates hold voting or investment discretion, not otherwise as a nominee or agent, and not otherwise with the view to, or for resale in connection with, any distribution thereof not in compliance with applicable securities Laws, and Purchaser has no present intention of selling, granting any other participation in, or otherwise distributing the same, except in compliance with applicable securities Laws.

Section 4.8            Sophistication; Investigation. Purchaser has such knowledge and experience in financial and business matters such that it is capable of evaluating the merits and risks of its investment in the Purchased Common Stock and Purchased Warrants (including any shares of Common Stock issuable upon exercise thereof). Purchaser is an “accredited investor” within the meaning of Rule 501(a) of the Securities Act and an “institutional account” within the meaning of Rule 4512 of the Financial Industry Regulatory Authority or a “qualified institutional buyer” within the meaning of Rule 144A of the Securities Act. Purchaser understands and is able to bear any economic risks associated with such investment (including the necessity of holding such shares for an indefinite period of time). Except for the representations and warranties expressly set forth in this Agreement, Purchaser has independently evaluated the merits and risks of its decision to enter into this Agreement and consummate the transactions contemplated hereby.

Section 4.9            Sufficient Funds. Purchaser has, or at the applicable Closing will have, sufficient assets and the financial capacity to perform all of its obligations under this Agreement.

Section 4.10          Bad Actor. Neither the Purchaser nor any person or entity with whom the Purchaser will share beneficial ownership of the Purchased Common Stock is subject to any of the “Bad Actor” disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act.

Section 4.11          Disclaimer of Other Representations and Warranties. Except as expressly set forth in Article III (as qualified by the SEC Documents) or in any other Definitive Document, Purchaser acknowledges that neither the Company nor any other Person has made or is making any representation or warranty of any kind, express or implied, at law or in equity, including with respect to it or any of its Subsidiaries or any of their respective businesses, assets, liabilities, condition (financial or otherwise), prospects or operations, or otherwise, and any such other representations and warranties are hereby expressly disclaimed by the Company. Without limiting the foregoing, Purchaser has received and may continue to receive from the Company certain estimates, projections, forecasts and other forward-looking information, as well as certain business plans and cost-related plan information, regarding the Company, its Subsidiaries and their respective businesses and operations, and Purchaser is making its own evaluation of the adequacy and accuracy of all such estimates, projections, forecasts and other forward-looking information, as well as such business plans and cost-related plan information, and Purchaser has not relied upon and will not have any claim against the Company or any of its Subsidiaries, or any of their respective stockholders, directors, officers, employees, Affiliates, advisors, agents or representatives, or any other Person, with respect thereto.

Article V

ADDITIONAL COVENANTS

Section 5.1            Covenants of the Company. During the period from the date hereof until the earlier of the Second Closing and the termination of this Agreement in accordance with Article VIII, except (x) as otherwise expressly required by this Agreement, (y) as required by applicable Law or (z) as consented to in writing by the Purchaser, during the period from the date hereof until the earliest of (i) the Second Closing, (ii) the Second Closing Abandonment and (iii) the termination of this Agreement in accordance with Article VIII, the Company shall, and shall cause each of its direct and indirect Subsidiaries to:

(a)            use commercially reasonable efforts to preserve, in all material respects, its business operations, organization and goodwill and its relationships with suppliers, customers, lenders and others having business dealings with the Company and its Subsidiaries;

(b)            to the extent any legal or structural impediment arises that would prevent, hinder, or delay the consummation of the transactions contemplated by this Agreement, support and take all steps reasonably necessary and desirable to address and resolve any such impediment;

(c)            use good faith and commercially reasonable efforts to obtain all required Governmental Entity and third-party approvals for the consummation of the transactions contemplated by this Agreement;

(d)            inform counsel to the Purchaser as soon as reasonably practicable after becoming aware of: (A) any Material Adverse Effect; (B) any notice of any commencement of any involuntary insolvency proceedings, legal suit for payment of debt or securement of security from or by any person in respect of the Company or any of its Subsidiaries; (C) a breach of this Agreement; and (D) any representation or statement made or deemed to be made by the Company or any of its Subsidiaries under this Agreement, which is or proves to have been materially incorrect or misleading in any respect when made or deemed to be made;

(e)            maintain the good standing of the Company and any Subsidiaries of the Company under the Laws of the state or other jurisdiction in which they are incorporated or organized;

(f)             make all necessary registrations, declarations and filings with, and notices to, Governmental Entities (including under the Securities Exchange Act of 1934 (the “Exchange Act”)) (a) in the ordinary course of business and (b) with respect to the transactions contemplated by this Agreement; and

(g)            use commercially reasonable efforts to operate their business in the ordinary course of business.

Section 5.2            [Reserved]

Section 5.3            [Reserved].

Section 5.4            Stockholder Approval.

(a)            As promptly as reasonably practicable following the date hereof, the Company shall take all action necessary under applicable Law to call, give notice of, convene and hold a meeting of the stockholders of the Company for the purpose of obtaining the Stockholder Approval (the “Special Meeting”). The Company will convene and hold the Special Meeting no later than the thirtieth (30th) day following the mailing of the Proxy Statement to the Company’s stockholders. The Company shall take all action necessary under applicable Law to obtain the Stockholder Approval at the Special Meeting, such meeting in no event to be held later than June 30, 2021. The Company shall take reasonable measures to ensure that all proxies solicited in connection with the Stockholder Approval are solicited in compliance with all applicable Law.

(b)            As promptly as reasonably practicable after the date hereof, the Company shall prepare and file with the SEC a preliminary proxy statement (as amended and supplemented, the “Proxy Statement”), relating to the Special Meeting, which shall include the recommendation of the Board that the stockholders of the Company vote in favor of the adoption and approval of this Agreement and the transactions contemplated herein and in the other Definitive Documents. The Company shall use its reasonable best efforts to obtain the Stockholder Approval, including using reasonable best efforts to solicit proxies from the Company’s stockholders. The Company will cause the Proxy Statement to comply as to form in all material respects with the applicable requirements of the Exchange Act and the rules of the SEC and Nasdaq Global Market. The Company shall not file the Proxy Statement without providing Purchaser a reasonable opportunity to review and comment thereon (which comments shall be reasonably considered by the Company). The Company shall resolve all SEC comments with respect to the Proxy Statement as promptly as practicable after receipt thereof and cause the Proxy Statement in definitive form to be cleared by the SEC and mailed (if required by applicable Law) to the Company’s stockholders as promptly as reasonably practicable following filing with the SEC. The Company, prior to responding to SEC comments with respect to the Proxy Statement, will first provide Purchaser and its Representatives a reasonable opportunity to review and comment thereon, and the Company will give due consideration to all reasonable additions, deletions or changes suggested thereto by Purchaser or its Representatives.

(c)            Nothing contained in this Agreement shall prohibit the Company or the Board from (i) complying with Rules 14d-9 and 14e-2(a) promulgated under the Exchange Act, or (ii) issuing a “stop, look and listen” communication or similar communication of the type contemplated by Section 14d-9(f) under the Exchange Act or (iii) otherwise making any disclosure to the Company stockholders; provided, however, that in the case of the foregoing clause (iii) the Board determines in good faith, after consultation with its outside legal counsel, that failure to make such disclosure would be inconsistent with its fiduciary duties under applicable Law.

Section 5.5            Registration Rights Agreement. Simultaneously with the First Closing, the Company and the Purchaser shall enter into the registration rights agreement attached hereto as Exhibit B (the “Registration Rights Agreement”), whereby the Purchaser will be entitled to be named as a “Holder” thereunder (with all attendant rights), to include the Purchased Common Stock, the Purchased Warrants and the Common Stock underlying the Purchased Warrants as “Registrable Securities” thereunder and to provide for the filing and continuous effectiveness of a Shelf Registration Statement (as defined in the Registration Rights Agreement) covering the Purchased Common Stock, the Purchased Warrants and the Common Stock underlying the Purchased Warrants, with such filing to be made no later than 90 days following the First Closing.

Section 5.6            Integration. The Company shall not sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in Section 2 of the Securities Act) that would be integrated with the offer or sale of the Securities in a manner that would require the registration under the Securities Act of the sale of the Securities or that would be integrated with the offer or sale of the Securities for purposes of the rules and regulations of the Nasdaq Global Market such that it would require stockholder approval prior to the closing of such other transaction unless stockholder approval is obtained before the closing of such subsequent transaction.

Section 5.7            Required Minimum.

(a)            The Company shall maintain a reserve of the Required Minimum from its duly authorized shares of Common Stock for issuance pursuant to this Agreement in such amount as may then be required to fulfill its obligations in full under this Agreement, without regard to any conversion or exercise limits therein.

(b)            If, on any date, the number of authorized but unissued (and otherwise unreserved) shares of Common Stock is less than 130% of (i) the Required Minimum on such date, minus (ii) the number of shares of Common Stock previously issued pursuant to this Agreement, then the Board of Directors shall use reasonable best efforts to amend the Certificate of Incorporation to increase the number of authorized but unissued shares of Common Stock to at least the Required Minimum at such time (minus the number of shares of Common Stock previously issued pursuant to the Transaction Documents), as soon as reasonably practicable and in any event not later than the 30th day after such date, provided that the Company will not be required at any time to authorize a number of shares of Common Stock greater than the maximum remaining number of shares of Common Stock that could possibly be issued after such time pursuant to this Agreement.

(c)            Prior to the date hereof, the Company has filed with the Nasdaq Global Market a Listing of Additional Shares Notification under Listing Rule 5250(e)(2) (an “LAS Notification”) covering a number of shares of Common Stock at least equal to the Required Minimum. Promptly following the date hereof, the Company shall take all steps necessary to cause such shares of Common Stock to be approved for listing or quotation on Nasdaq Global Market as soon as possible thereafter, and shall maintain the listing or quotation of a numbers of shares of Common Stock on any date equal to the Required Minimum on such date on the Nasdaq Global Market. The Company agrees to maintain the eligibility of the Common Stock for electronic transfer through the Depository Trust Company or another established clearing corporation, including, without limitation, by timely payment of fees to the Depository Trust Company or such other established clearing corporation in connection with such electronic transfer. Following the First Closing, the Company shall, from time to time as required, within the time period required by the Nasdaq Global Market, prepare and file with the Nasdaq Global Market a Change in Shares Outstanding.

Section 5.8            Acknowledgment of Dilution. The Company acknowledges that the issuance of the Securities may result in dilution of the outstanding shares of Common Stock, which dilution may be substantial under certain market conditions. The Company further acknowledges that its obligations under the Definitive Documents, including, without limitation, its obligation to issue the Securities pursuant to this Agreement, are unconditional and absolute and not subject to any right of set off, counterclaim, delay or reduction, regardless of the effect of any such dilution or any claim the Company may have against Purchaser and regardless of the dilutive effect that such issuance may have on the ownership of the other stockholders of the Company.

Section 5.9            Expense Reimbursement. Upon either or both of the First Closing or the Second Closing, the Company shall promptly, upon written request of the Purchaser, reimburse the Purchaser for all reasonable and documented fees and expenses of the Purchaser and its Affiliates and Representatives (including the fees and expenses of counsel) incurred prior to, on or after the date hereof in connection with the examination, review, due diligence investigation, documentation, negotiation, closing and funding of the transactions contemplated by this Agreement. Notwithstanding anything to the contrary herein, this Section 5.9 shall survive the termination of this Agreement.

Section 5.10          Blue Sky Filings. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchaser at the First Closing or Second Closing, as applicable, under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

Article VI

CONDITIONS TO THE OBLIGATIONS OF THE PARTIES

Section 6.1            Conditions to the Obligations of the Purchaser at the First Closing. The obligations of Purchaser to consummate the First Closing shall be subject to (unless waived in writing by the Purchaser) the satisfaction of the following conditions prior to or at the First Closing:

(a)            Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.

(b)            Governmental Approvals. All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.

(c)            No Legal Impediment to Issuance. No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement.

(d)            Accuracy of the Representations and Warranties. (i) The Fundamental Representations shall be true and correct in all material respects as of the date hereof and as of the First Closing as though made at and as of the First Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) and (ii) the other representations and warranties of the Company shall be true and correct as of the date hereof and as of the First Closing as though made at and as of the First Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date), except in each case for such failure to be true and correct that, individually or in the aggregate, has not resulted in a Material Adverse Effect, in all cases disregarding all materiality qualifiers in such representations and warranties.

(e)            Compliance with Covenants. The Company shall have performed and complied, in all material respects, with all of its covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the First Closing.

(f)             Delivery of the Closing Certificate. The Company shall have delivered to Purchaser a certificate duly executed by the Chief Executive Officer of the Company certifying that the conditions set forth in clauses (a), (d) and (e) of this Section 6.1 have been fully satisfied.

(g)            Suspension. Since the date hereof, trading in the Common Stock shall not have been suspended.

(h)            Nasdaq Global Market Filing. The Company shall have filed the LAS notification with the Nasdaq Global Market.

(i)             Other Deliverables and Actions. The Company shall have delivered or caused to be delivered and shall have taken each of the actions contemplated by Section 2.2(b).

Section 6.2            Conditions to the Obligations of the Company at the First Closing. The obligations of the Company to consummate the First Closing shall be subject to (unless waived in writing by the Company) the satisfaction of each of the following conditions prior to or at the First Closing:

(a)            Governmental Approvals. All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.

(b)            No Legal Impediment to Issuance. No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement.

(c)            Accuracy of the Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all respects as of the date hereof and as of the First Closing as though made at and as of the First Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) except, in each case, as would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.

(d)            Compliance with Covenants. The Purchaser shall have performed and complied, in all material respects, with all of its covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the First Closing.

Section 6.3            Conditions to the Obligations of the Purchaser at the Second Closing. The obligations of Purchaser to consummate the Second Closing shall be subject to (unless waived in writing by the Purchaser) the satisfaction of the following conditions prior to or at the Second Closing:

(a)            Material Adverse Effect. Since the date of this Agreement, there shall not have occurred a Material Adverse Effect.

(b)            Governmental Approvals. All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.

(c)            No Legal Impediment to Issuance. No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the timely consummation of the transactions contemplated by this Agreement.

(d)            Accuracy of the Representations and Warranties. (i) The Fundamental Representations shall be true and correct in all material respects as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) and (ii) the other representations and warranties of the Company shall be true and correct as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date), except in each case for such failure to be true and correct that, individually or in the aggregate, has not resulted in a Material Adverse Effect, in all cases disregarding all materiality qualifiers in such representations and warranties.

(e)            Compliance with Covenants. The Company shall have performed and complied, in all material respects, with all of its covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Second Closing.

(f)            Delivery of the Closing Certificate. The Company shall have delivered to Purchaser a certificate duly executed by the Chief Executive Officer of the Company certifying that the conditions set forth in clauses (a), (d) and (e) of this Section 6.1 have been fully satisfied.

(g)            Suspension. Since the date hereof, trading in the Common Stock shall not have been suspended.

(h)            Stockholder Approval. The Stockholder Approval shall have been duly received.

(i)            Other Deliverables and Actions. The Company shall have delivered or caused to be delivered and shall have taken each of the actions contemplated by Section 2.3(b).

Section 6.4            Conditions to the Obligations of the Company at the Second Closing. The obligations of the Company to consummate the Second Closing shall be subject to (unless waived in writing by the Company) the satisfaction of each of the following conditions prior to or at the Second Closing:

(a)            Governmental Approvals. All authorizations, approvals, consents or clearances under applicable Law required in connection with the transactions contemplated by this Agreement shall have been obtained or filed.

(b)            No Legal Impediment to Issuance. No applicable Law will have been enacted or made effective and no Order will have been issued, promulgated, enforced or made that serves to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement, and no action by a Governmental Entity will have been commenced and be continuing that seeks to restrain, enjoin, make illegal or prohibit the consummation of the transactions contemplated by this Agreement.

(c)            Accuracy of the Representations and Warranties. The representations and warranties of the Purchaser shall be true and correct in all respects as of the date hereof and as of the Second Closing as though made at and as of the Second Closing (other than such representations and warranties as are made as of an earlier date, which shall be so true and correct as of such earlier date) except, in each case, as would not reasonably be expected, individually or in the aggregate, to prohibit or materially and adversely impact Purchaser’s performance of its obligations under this Agreement.

(d)            Compliance with Covenants. The Purchaser shall have performed and complied, in all material respects, with all of its covenants and agreements contained in this Agreement that contemplate, by their terms, performance or compliance prior to the Second Closing.

(e)            Stockholder Approval. The Stockholder Approval shall have been duly received.

Article VII

INTENTIONALLY OMITTED

Article VIII

TERMINATION

Section 8.1            Termination. This Agreement may be terminated, and the transactions contemplated hereby may be abandoned, at any time prior to the First Closing:

(a)            by mutual written consent of the Company and the Purchaser;

(b)            by the Purchaser, upon written notice to the Company, if the First Closing shall not have been consummated on or prior to 5:00 pm New York Time on May 30, 2021 or such later date, if any, as the Company and the Purchaser may mutually agree upon in writing (such date, the “Termination Date”); provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(b) shall not available to the Purchaser if Purchaser’s breach of any representation, warranty, covenant or other agreement contained in this Agreement is the primary cause of the failure of the First Closing to occur on or prior to the Termination Date;

(c)            by the Company or the Purchaser, upon written notice to the other Party, if a Governmental Entity of competent jurisdiction has issued an Order or has taken any other action permanently enjoining or otherwise prohibiting the consummation of the transactions contemplated by this Agreement, and such Order or action has become final and non-appealable; provided, however, that the right to terminate this Agreement pursuant to this Section 8.1(c) shall not be available to any Party whose breach of any representation, warranty, covenant or other agreement contained in this Agreement is the primary cause of the failure to avoid such Order or other action; or

(d)            by Purchaser, upon written notice to the Company, if:

 (i)           (A) the Company has breached any representation, warranty, covenant or other agreement made by the Company in this Agreement or such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition to the First Closing or Second Closing to not be able to be satisfied, (B) the Purchaser shall have delivered written notice of such breach or inaccuracy to the Company and (C) such breach or inaccuracy is not cured by the Company before the earlier of (x) the 10th day following the delivery of such notice, and (y) the Termination Date; or

 (ii)          the Company or any of its direct or indirect Subsidiaries (A) voluntarily commences any case or files any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect; (B) consents to the institution of, or fails to contest in a timely and appropriate manner, any involuntary proceeding or petition described in the preceding subsection (A); (C) applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official with respect to the Company or any Affiliate or for a substantial part of the Company’s assets; (D) makes a general assignment or arrangement for the benefit of creditors; or (E) takes any corporate action for the purpose of authorizing any of the foregoing.

(e)            by the Company, upon written notice to the Purchaser, if:

 (i)           (A) the Purchaser has breached any representation, warranty, covenant or other agreement made by Purchaser in this Agreement or such representation or warranty shall have become inaccurate and such breach or inaccuracy would, individually or in the aggregate, cause a condition to the First Closing or Second Closing to not be able to be satisfied, (B) the Company shall have delivered written notice of such breach or inaccuracy to the Purchaser and (C) such breach or inaccuracy is not cured by the Purchaser before the earlier of (x) the 10th day following the delivery of such notice, and (y) the Termination Date; or

 (ii)          the Purchaser or any of its direct or indirect Subsidiaries (A) voluntarily commences any case or files any petition seeking bankruptcy, winding up, dissolution, liquidation, administration, moratorium, reorganization or other relief under any federal, state or foreign bankruptcy, insolvency, administrative receivership or similar law now or hereafter in effect; (B) consents to the institution of, or fails to contest in a timely and appropriate manner, any involuntary proceeding or petition described in the preceding subsection (A); (C) applies for or consents to the appointment of a receiver, administrator, administrative receiver, trustee, custodian, sequestrator, conservator or similar official with respect to the Purchaser or any Affiliate or for a substantial part of the Purchaser’s assets; (D) makes a general assignment or arrangement for the benefit of creditors; or (E) takes any corporate action for the purpose of authorizing any of the foregoing.

Section 8.2            Effect of Termination. Upon termination of this Agreement pursuant to this Article VIII, this Agreement shall forthwith become void and there shall be no further obligations or liabilities on the part of the Parties; provided, that, Section 2.3(b)(ii), Section 5.9, Article VIII, Section 9.1, Section 9.3 through Section 9.11 (except as otherwise set forth therein) and Section 9.13 shall survive the termination of this Agreement; provided further that nothing set forth in this Agreement shall relieve any Party from liability for any breach of this Agreement occurring prior to such termination.

Section 8.3            Second Closing Abandonment. In the event that the Second Closing shall not have been consummated on or prior to 5:00 pm New York Time on July 30, 2021 or such later date, if any, as the Company and the Purchaser may mutually agree (the “Abandonment Date”), either the Purchaser or the Company shall be entitled to deliver written notice (a “Second Closing Abandonment Notice”) to the other specifying that the noticing party has elected not to proceed with the consummation of the Second Closing; provided, however, that the right to deliver a Second Closing Abandonment Notice pursuant to this Section 8.3 shall not be available to any Party whose breach of this Agreement is the primary cause of the failure of the Second Closing to occur on or prior to the Abandonment Date. Upon delivery of a Second Closing Abandonment Notice, the obligation of each party to consummate the Second Closing shall terminate and no party shall thereafter be required to take any action contemplated herein necessary to cause the Second Closing to occur (the “Second Closing Abandonment”). For the avoidance of doubt, (i) the occurrence of the Second Closing Abandonment shall not limit any liability for a breach of this Agreement occurring prior to the Second Closing Abandonment and (ii) following the Second Closing Abandonment, all other terms, conditions and indemnities set forth herein shall continue in full effect in accordance with their terms.

Article IX
GENERAL PROVISIONS

Section 9.1            Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic mail (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):

(a)            If to the Company:

Entasis Therapeutics Holdings Inc.

35 Gatehouse Drive

Waltham, MA 02451

Attn:        Elizabeth Keiley

Tel:           (781) 870-0120

Email:       betzy.keiley@entasistx.com

with a copy (which shall not constitute notice) to:

Covington & Burling LLP
The New York Times Building
620 Eighth Avenue New York, NY 10018
Attn:        Jack S. Bodner

                 Matthew C. Franker

Tel:           (212) 841-1079

                 (202) 662-5895

Fax:          (646) 441-9079

                 (202) 778-5895

Email:       jbodner@cov.com

  mfranker@cov.com

(b)            If to the Purchaser:

c/o Innoviva, Inc.

1350 Old Bayshore Highway Suite 400
Burlingame, CA 94010
Attention: Marianne Zhen
Email: Marianne.zhen@inva.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attn: Russell Leaf

  Jared Fertman

Tel: (212) 728-8593

(212) 728-8670

Email: rleaf@willkie.com

     jfertman@willkie.com

Section 9.2            Assignment; Third-Party Beneficiaries. Neither this Agreement nor any of the rights, interests or obligations under this Agreement shall be assigned or transferred (in whole or in part) by any Party (whether by operation of law or otherwise) without the prior written consent of the other Party; provided, that Purchaser shall be entitled to assign this Agreement in whole or in part to any of its Subsidiaries or Affiliates. Any purported assignment or transfer in violation of this Section 9.2 shall be null and void ab initio. This Agreement (including the documents and instruments referred to in this Agreement) is not intended to and does not confer upon any Person any rights or remedies under this Agreement other than the Parties.

Section 9.3            Prior Negotiations; Entire Agreement. This Agreement (including the agreements attached as Schedules and Exhibits to and the documents and instruments referred to in this Agreement, including the Definitive Documents) constitute the entire agreement of the Parties and supersede all prior agreements, arrangements or understandings, whether written or oral, among the Parties with respect to the subject matter of this Agreement.

Section 9.4            Governing Law; Venue: Forum. THIS AGREEMENT (AND ANY CLAIMS OR CAUSE OF ACTION ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT, WHETHER IN CONTRACT, TORT OR STATUTE) SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED IN SUCH STATE, WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF. Each of the Parties irrevocably and unconditionally agrees that, subject to the immediately following sentence of this Section 9.4, any legal action, suit or proceeding against it with respect to any matter arising under, out of or in connection with this Agreement or for recognition or enforcement of any judgment rendered in any such action, suit or proceeding, may be brought in the Delaware Chancery Court (or, if the Delaware Chancery Court shall be unavailable, then any federal court of the United States of America sitting in the State of Delaware), and by execution and delivery of this Agreement, each of the Parties: (a) irrevocably submits itself to the nonexclusive jurisdiction of such court, (b) waives any objection to laying venue in any such action, suit or proceeding and (c) waives any objection that such court is an inconvenient forum or does not have jurisdiction over such Party.

Section 9.5            Waiver of Jury Trial. EACH PARTY IRREVOCABLY WAIVES ANY RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING UNDER, OUT OF OR IN CONNECTION WITH THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER IN CONTRACT, TORT OR STATUTE).

Section 9.6            Counterparts. This Agreement may be executed in any number of counterparts, all of which will be considered one and the same agreement and will become effective when counterparts have been signed by each of the Parties and delivered to each other Party (including via facsimile or other electronic transmission), it being understood that each Party need not sign the same counterpart.

Section 9.7            Waivers and Amendments; Rights Cumulative; Consent; Severability.

(a)            This Agreement may be amended, restated, modified or changed only by a written instrument signed by the Company and the Purchaser.

(b)            Unless otherwise expressly set forth herein, the terms and conditions of this Agreement may be waived (i) by the Company only by a written instrument executed by the Company and (ii) by the Purchaser only by a written instrument executed by the Purchaser. No delay on the part of any Party in exercising any right, power or privilege pursuant to this Agreement will operate as a waiver thereof, nor will any waiver on the part of any Party of any right, power or privilege pursuant to this Agreement, nor will any single or partial exercise of any right, power or privilege pursuant to this Agreement, preclude any other or further exercise thereof or the exercise of any other right, power or privilege pursuant to this Agreement.

(c)            In the event that any provision hereof would be invalid or unenforceable in any respect under applicable Law, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable Law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

Section 9.8            Headings; Interpretation. The headings in this Agreement are for reference purposes only and will not in any way affect the meaning or interpretation of this Agreement. Each Party participated in the drafting of this Agreement and this Agreement shall be construed without regard to any presumption or rule requiring construction or interpretation against the party drafting an instrument or causing any instrument to be drafted.

Section 9.9            Specific Performance. It is understood and agreed by the Parties that irreparable damage would occur if any provision of this Agreement were not performed in accordance with the terms hereof and that the Parties shall be entitled to an injunction or injunctions without the necessity of posting a bond to prevent breaches of this Agreement or to enforce specifically the performance of the terms and provisions hereof, in addition to any other remedy to which they are entitled at law or in equity. Unless otherwise expressly stated in this Agreement, no right or remedy described or provided in this Agreement is intended to be exclusive or to preclude a Party from pursuing other rights and remedies to the extent available under this Agreement, at law or in equity.

Section 9.10          Publicity. The Company shall file a Current Report on Form 8-K with the SEC within the time required by the Exchange Act in form and substance reasonably satisfactory to Purchaser. Within twenty-four (24) hours of the Closing Date, the Company shall issue a press release in a form approved by Purchaser disclosing the material terms of the transactions contemplated hereby and by the other Definitive Documents. The Company shall consult with the Purchaser in issuing any other press releases with respect to the transactions contemplated hereby, and the Company shall not issue any such press release or otherwise make any such public statement without the prior consent of the Purchaser, except if such disclosure is required by Law, in which case the Company shall promptly provide Purchaser with prior notice of such public statement or communication. Notwithstanding the foregoing, the Company shall not publicly disclose the name of Purchaser or include the name of Purchaser in any filing with the SEC or any Governmental Entity, without the prior written consent of Purchaser, except to the extent such disclosure is required by Law, in which case the Company shall provide the Purchaser with prior notice of such disclosure.

Section 9.11          No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any Party’s Affiliates, Related Parties or Representatives or any of such Party’s Affiliates’ or Related Parties’ Affiliates or Representatives in each case other than the Parties to this Agreement and each of their respective successors and permitted assigns under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Parties or Representatives, as such, for any obligation or liability of any Party under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, that nothing in this Section 9.11 shall relieve or otherwise limit the liability of any Party hereto or any of their respective successors or permitted assigns for any breach or violation of its obligations under this Agreement or such other documents or instruments, except as provided in Section 8.3(b) and Section 9.12. For the avoidance of doubt, none of the Parties will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against any of the Parties or their respective successors and permitted assigns, as applicable.

Section 9.12          Limitation of Liability. IN NO EVENT WILL EITHER PARTY, ITS DIRECTORS, OFFICERS, EMPLOYEES, AGENTS OR AFFILIATES BE LIABLE TO THE OTHER PARTY FOR ANY INDIRECT, INCIDENTAL, SPECIAL, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES IN CONNECTION WITH, ARISING OUT OF, OR RELATED TO, THIS AGREEMENT, EXCEPT TO THE EXTENT REASONABLY FORESEEABLE OR ACTUALLY PAID TO A THIRD PARTY.

Section 9.13          Further Assurances. From and after the First Closing Date, upon the reasonable request of any Party hereto, any other Party hereto shall execute, acknowledge, file and/or deliver all such additional instruments, agreements and other documents, and shall do (or cause to be done) all such additional acts and things, that are necessary, proper, advisable or desirable to carry out, consummate and make effective any of the transactions contemplated by this Agreement.

Section 9.14          Survival. All covenants and other agreements contained in this Agreement which by their terms are to be performed following the Second Closing shall survive the Second Closing until fully performed. The representations and warranties made in this Agreement shall survive as follows: (a) the representations and warranties set forth in Section 3.1 (Organization and Qualification), Section 3.2 (Authorization; Enforcement Validity), Section 3.3 (Issuance of Securities), Section 3.6 (No General Solicitation; Agents’ Fees), Section 3.13 (Transactions with Affiliates), Section 3.14 (Capitalization) and Section 3.37 (Specified Contract) (collectively, the “Fundamental Representations”) shall survive indefinitely; (b) the representations and warranties in Section 3.19 (Employee Relations), Section 3.23 (Tax Status) and Section 3.29 (ERISA Compliance) shall survive until the expiration of the statute of limitations plus thirty (30) days; and (c) all other representations and warranties shall survive until the twelve (12)-month anniversary of the Second Closing. For the avoidance of doubt, in event of any breach of the representations and warranties or covenants contained herein, the amount of any damages recoverable by Buyer shall include a gross-up to take into account Buyer’s and its Affiliates’ equity ownership in the Company such that, after payment of the grossed-up amount, Buyer will not have suffered any damages.

[Remainder of Page Intentionally Left Blank]

IN WITNESS WHEREOF, the undersigned Parties have duly executed this Agreement as of the date first above written.

Entasis Therapeutics Holdings Inc.

By:	/s/ Michael Gutch, Ph.D.
Name: Michael Gutch, Ph.D.
Title: Chief Financial and Business Officer

INNOVIVA STRATEGIC OPPORTUNITIES LLC

By:	Innoviva, Inc. (its managing member)

By:	/s/ Pavel Raifeld
Name: Pavel Raifeld
Title: Chief Executive Officer

[Signature Page to Securities Purchase Agreement]

Exhibit 10.2

EXECUTION

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (this “Agreement”) is made and entered into as of May 3, 2021, by and between Entasis Therapeutics Holdings Inc., a Delaware corporation (the “Company”), and Innoviva Strategic Opportunities LLC (the “Holder”). The Company and the Holder are referred to each as a “Party” and collectively herein as the “Parties.” Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Securities Purchase Agreement.

In consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each Party, the Parties agree as follows:

1.            Definitions. As used in this Agreement, the following terms shall have the respective meanings set forth in this Section 1:

“Affiliate” means, with respect to any Person, any other Person, that directly or indirectly, Controls or is Controlled by or is under common Control with, such Person; provided, however, that for purposes of this Agreement, the Holder shall not be deemed an Affiliate of the Company or any of its Subsidiaries. “Affiliates” has a correlative meaning.

“Board” means the board of directors of the Company.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by law to remain closed for the entirety of such day in New York, New York.

“Chosen Courts” has the meaning set forth in Section 7(d).

“Close of Business” means 5:00 p.m. Eastern Time.

“Commission” means the U.S. Securities and Exchange Commission or any other federal agency then administering the Securities Act or Exchange Act.

“Company Common Stock” means the shares of common stock, par value $0.001 per share, of the Company.

“Company Indemnified Persons” has the meaning set forth in Section 5(a).

“Control” means, with respect to any Person, the possession, directly or indirectly, of the power to direct or cause the direction of the management policies of such Person, whether through the ownership of voting securities, by contract or otherwise. “Controlled” has a correlative meaning.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“FINRA” means the Financial Industry Regulatory Authority.

“Form S-1 Shelf” has the meaning set forth in Section 2(a).

“Form S-3 Shelf” has the meaning set forth in Section 2(a).

“Holder” has the meaning set forth in the preamble.

“Holder Indemnified Persons” has the meaning set forth in Section 5(b).

“Indemnified Persons” has the meaning set forth in Section 5(b).

“Losses” has the meaning set forth in Section 5(a).

“Parties” has the meaning set forth in the preamble.

“Person” means any individual, partnership, corporation, company, association, trust, limited liability company, organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Proceeding” means any action, claim, suit, proceeding or investigation (including a preliminary investigation or partial proceeding, such as a deposition) pending or known to the Company to be threatened.

“Prospectus” means the prospectus included in a Registration Statement (including a prospectus that includes any information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A), all amendments and supplements to the Prospectus, including post-effective amendments, all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

“Registrable Securities” means (a) any Company Common Stock issued to the Holder pursuant to the Securities Purchase Agreement, (b) any Company Common Stock issuable to the Holder upon exercise of warrants issued to the Holder pursuant to the Securities Purchase Agreement, (c) any securities issued or issuable with respect to, on account of or in exchange for Company Common Stock described in clauses (a) and (b), whether by stock split, stock dividend, recapitalization, merger, consolidation or other reorganization, charter amendment or otherwise, (d) any warrants issued to the Holder pursuant to the Securities Purchase Agreement and (e) any options, warrants or other rights to acquire, and any securities received as a dividend or distribution in respect of, any of the securities described in clauses (a), (b), (c) and (d) above, in each case that are held by the Holder and its Affiliates or any transferee or assignee of the Holder or its Affiliates, all of which securities are subject to the rights provided herein until such rights terminate pursuant to the provisions of this Agreement. As to any particular Registrable Securities, such securities shall not be Registrable Securities when (i) a Registration Statement registering such Registrable Securities under the Securities Act has been declared effective and such Registrable Securities have been sold, transferred or otherwise disposed of by the Holder thereof pursuant to such effective Registration Statement, (ii) such Registrable Securities are sold, transferred or otherwise disposed of pursuant to Rule 144, (iii) such securities cease to be outstanding or (iv) such securities have become eligible for sale by the Holder pursuant to Rule 144 without any restriction on the volume or manner of such sale and all restrictive legends and stop transfer instructions have been removed with respect to all book entries representing the applicable Registrable Securities.

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“Registration Expenses” means all expenses incurred by the Company in complying with this Agreement, including, without limitation, all registration, qualification and filing fees, printing expenses, escrow fees, fees and expenses of counsel for the Company and one counsel for the Holder, blue sky fees and expenses and the expense of any special audits incident to or required by any such registration.

“Registration Statement” means a registration statement of the Company filed with or to be filed with the Commission under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, and including any Prospectus, amendments and supplements to each such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

“Related Person” has the meaning set forth in Section 7(m).

“Representatives” of the Holder means its partners, shareholders, members, directors, officers, employees, agents, counsel, accountants, consultants, investment advisers or other professionals or representatives, or its affiliates or wholly owned subsidiaries.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 405” means Rule 405 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 415” means Rule 415 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 424” means Rule 424 promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Rule 430A” means Rule 430A promulgated by the Commission pursuant to the Securities Act, or any similar rule or regulation hereafter adopted by the Commission having substantially the same effect as such Rule.

“Seasoned Issuer” means an issuer eligible to use Form S-3 under the Securities Act and who is not an “ineligible issuer” as defined in Rule 405.

“Securities Act” means the Securities Act of 1933, as amended.

“Selling Expenses” means all underwriting fees, discounts, selling commissions and stock transfer taxes applicable to the sale of Registrable Securities and related legal and other fees of the Holder not included within the definition of Registration Expenses.

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“Securities Purchase Agreement” means that certain Securities Purchase Agreement, dated May 3, 2021, by and between the Company and the Holder, as may be amended, restated, supplemented or otherwise modified from time to time.

“Shelf Period” has the meaning set forth in Section 2(a).

“Shelf Registration” means the registration of an offering of Registrable Securities on a Form S-1 Shelf or a Form S-3 Shelf, as applicable, on a delayed or continuous basis under Rule 415, pursuant to Section 2(a).

“Shelf Registration Statement” has the meaning set forth in Section 2(a).

“Subsidiary” means, when used with respect to any Person, any corporation or other entity, whether incorporated or unincorporated, (a) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting interests in such partnership) or (b) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the board of directors or others performing similar functions with respect to such corporation or other entity is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Suspension Period” has the meaning set forth in Section 2(b).

“Trading Market” means the principal national securities exchange in the United States on which Registrable Securities are (or are to be) listed.

Unless the context requires otherwise: (a) any pronoun used in this Agreement shall include the corresponding masculine, feminine or neuter forms; (b) references to Sections, paragraphs and clauses refer to Sections, paragraphs and clauses of this Agreement; (c) the terms “include,” “includes,” “including” or words of like import shall be deemed to be followed by the words “without limitation”; (d) the terms “hereof,” “herein” or “hereunder” refer to this Agreement as a whole and not to any particular provision of this Agreement; (e) unless the context otherwise requires, the term “or” is not exclusive and shall have the inclusive meaning of “and/or”; (f) defined terms herein will apply equally to both the singular and plural forms and derivative forms of defined terms will have correlative meanings; (g) references to any law or statute shall be deemed to refer to such law or statute as amended or supplemented from time to time and shall include all rules and regulations and forms promulgated thereunder, and references to any law, rule, form or statute shall be construed as including any legal and statutory provisions, rules or forms consolidating, amending, succeeding or replacing the applicable law, rule, form or statute; (h) references to any Person include such Person’s successors and permitted assigns; and (i) references to “days” are to calendar days unless otherwise indicated. Each of the Parties hereto acknowledges that each Party was actively involved in the negotiation and drafting of this Agreement and that no law or rule of construction shall be raised or used in which the provisions of this Agreement shall be construed in favor or against any Party hereto because one is deemed to be the author thereof.

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2.            Registration.

(a)           Shelf Registration. No later than ninety (90) days after the date hereof, the Company shall file a Registration Statement for a Shelf Registration covering the resale of the Registrable Securities with the SEC for an offering to be made on a continuous basis pursuant to Rule 415, or if Rule 415 is not available for offers and sales of the Registrable Securities, by such other means of distribution of Registrable Securities as the Holder may reasonably specify (the “Initial Registration Statement”). The Initial Registration Statement shall be on Form S-3 (or any successor to Form S-3) covering the resale of all of the Registrable Securities held by the Holder (the “Form S-3 Shelf”), or if the Company is not a Seasoned Issuer at the time of filing, the Company shall file a Registration Statement for a Shelf Registration on Form S-1 (or any successor to Form S-1) (the “Form S-1 Shelf” and, together with the Form S-3 Shelf, the “Shelf Registration Statement”). Subject to the terms of this Agreement, including any applicable Suspension Period, the Company shall cause the Shelf Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, but in any event (x) no later than the fifteenth (15th) day following the filing of the Shelf Registration Statement in the event of no “review” by the Commission, (y) no later than the sixtieth (60th) day following the filing of the Shelf Registration Statement in the event of “limited review” by the Commission, or (z) in the event of a “full review” by the Commission, the one hundred and twentieth (120th) day following the filing of the Shelf Registration Statement (the number of days in (x), (y) and (z) each being a “Review Period,” depending on the nature of the Commission’s review, and provided, for any days during the period following the initial filing of the Shelf Registration Statement and prior to the effectiveness of the Shelf Registration Statement that the Commission is unable to review or declare effective registration statements filed with the Commission due to a shutdown or partial shutdown of the U.S. government (such days, “Tolled Days”), the applicable number of days in such Review Period shall be extended by the number of Tolled Days), and shall use its reasonable best efforts to keep such Shelf Registration Statement continuously effective under the Securities Act until the date that all Registrable Securities covered by such Registration Statement are no longer Registrable Securities, including (the period during which the Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective under the Securities Act in accordance with this clause (i), the “Shelf Period”). The Company shall notify the Holder by e-mail with electronic confirmation of the effectiveness of the Shelf Registration Statement as promptly as practicable, and in any event within twenty-four (24) hours, after the Company telephonically or otherwise confirms effectiveness with the Commission. The Company shall file a final Prospectus with the Commission to the extent required by Rule 424. The “Plan of Distribution” section of such Shelf Registration Statement shall provide for all permitted means of disposition of Registrable Securities, including firm-commitment underwritten public offerings, agented transactions, sales directly into the market, purchases or sales by brokers and sales not involving a public offering. Notwithstanding anything to the contrary contained herein, in the event the Commission informs the Company that all of the Registrable Securities cannot, as a result of the application of Rule 415, be registered for resale as a secondary offering on a single registration statement, the Company agrees to promptly (A) inform the Holder, (B) file amendments to the Initial Registration Statement as required by the Commission and/or (C) withdraw the Initial Registration Statement and file a new Registration Statement (a “New Registration Statement”), in either case covering the maximum number of Registrable Securities permitted to be registered by the Commission, on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale the Registrable Securities as a secondary offering; provided, however, that prior to filing such amendment or New Registration Statement, the Company shall be obligated to use its reasonable efforts to advocate with the Commission for the registration of all of the Registrable Securities. In the event the Company amends the Initial Registration Statement or files a New Registration Statement, as the case may be, under clauses (B) or (C) above, the Company will use its reasonable efforts to file with the Commission, as promptly as allowed by the Commission, one or more Registration Statements on Form S-3 or, if the Company is ineligible to register for resale the Registrable Securities on Form S-3, such other form available to register for resale those Registrable Securities that were not registered for resale on the Initial Registration Statement, as amended, or the New Registration Statement (the “Remainder Registration Statements”).

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(b)            Suspension Period. Notwithstanding any other provision of this Section 2, the Company shall have the right, but not the obligation, to defer the filing of (but not the preparation of), or suspend the use by the Holder of, any Registration Statement for the shortest period possible, in no event to exceed thirty (30) days (i) upon issuance by the Commission of a stop order suspending the effectiveness of such Registration Statement with respect to Registrable Securities or the initiation of proceedings with respect to such Registration Statement under Section 9(d) or 8(e) of the Securities Act; or (ii) if the Company believes in good faith that any such registration or offering would require the Company (after consultation with external legal counsel), under applicable securities laws and other laws, to make disclosure of material nonpublic information that would not otherwise be required to be disclosed at that time that would be materially adverse to the Company (any such period, a “Suspension Period”); provided, that in no event shall the Company declare Suspension Periods lasting more than 60 days in the aggregate in any twelve (12) month period. The Company shall (i) give prompt written notice to the Holder of its declaration of a Suspension Period and of the expiration or termination of the relevant Suspension Period and (ii) promptly resume the process of filing or requesting for effectiveness, or update the suspended Registration Statement, as the case may be, as may be necessary to permit the Holder to offer and sell its Registrable Securities in accordance with applicable law.

(c)            Required Information. The Company may require the Holder of Registrable Securities as to which any Registration Statement is being filed or sale is being effected to furnish to the Company such information regarding the intended method of distribution of such securities and such other information relating to the Holder and its ownership of Registrable Securities as the Company may from time to time reasonably request in writing (provided that such information shall be used only in connection with such registration). The Holder agrees to furnish such information to the Company and to cooperate with the Company as reasonably necessary to enable the Company to comply with the provisions of this Agreement.

(d)            Cessation of Registration Rights. All registration rights granted under this Section 2 shall continue to be applicable with respect to the Holder until the Holder no longer holds any Registrable Securities.

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3.            Registration Procedures. The procedures to be followed by the Company and the Holder to register the sale of Registrable Securities pursuant to a Registration Statement in accordance with this Agreement, and the respective rights and obligations of the Company and the Holder with respect to the preparation, filing and effectiveness of such Registration Statement, are as follows:

(a)           The Company shall (i) prepare and file a Registration Statement with the Commission (within the time period specified in Section 2(a)) which Registration Statement (A) shall be on a form required by this Agreement (or if not so required, selected by the Company) for which the Company qualifies, (B) shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution, and (C) shall comply as to form in all material respects with the requirements of the applicable form and include and/or incorporate by reference all financial statements required by the Commission to be filed therewith, (ii) use its reasonable best efforts to cause such Registration Statement to become effective and remain effective for the period provided under Section 2(a), (iii) use its reasonable best efforts to prevent the occurrence of any event that would cause a Registration Statement to contain a material misstatement or omission or to be not effective and usable for resale of the Registrable Securities registered pursuant thereto (during the period that such Registration Statement is required to be effective as provided under Section 2(a)), and (iv) cause each Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of such Registration Statement, amendment or supplement, (x) to comply in all material respects with any requirements of the Securities Act and the rules and regulations of the Commission and (y) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (provided, however, the Company shall have no liability for any information furnished in writing by or on behalf of the Holder to the Company specifically for inclusion in (including by incorporation by reference) any such Registration Statement that has not been corrected in a subsequent writing to the Company prior to the filing or other disclosure of such information). The Company will, (1) at least three (3) Business Days prior to the anticipated filing of a Registration Statement or any related Prospectus or any amendment or supplement thereto (including any documents incorporated by reference therein), furnish to the Holder and its counsel copies of all such documents proposed to be filed and make such representatives of the Company as shall be reasonably requested by the Holder available for discussion of such documents, (2) use its reasonable best efforts to address in each such document prior to being so filed with the Commission such comments as the Holder or its counsel reasonably shall propose within two (2) Business Days of receipt of such copies by the Holder and (3) not file any Registration Statement or any related Prospectus or any amendment or supplement thereto containing information regarding the Holder to which the Holder objects, unless such information is required to comply with any applicable law or regulation.

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(b)            The Company will as promptly as reasonably practicable (i) prepare and file with the Commission such amendments, including post-effective amendments, and supplements to each Registration Statement and the Prospectus used in connection therewith as (A) may be reasonably requested by the Holder of Registrable Securities covered by such Registration Statement necessary to permit the Holder to sell in accordance with its intended method of distribution, including as may be required in connection with any underwritten distribution of Registrable Securities or (B) may be necessary under applicable law to keep such Registration Statement continuously effective with respect to the disposition of all Registrable Securities covered thereby for the period provided under Section 2(a) in accordance with the intended method of distribution and, subject to the limitations contained in this Agreement, prepare and file with the Commission such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities held by the Holder, (ii) cause the related Prospectus to be amended or supplemented by any required prospectus supplement, and as so supplemented or amended, to be filed pursuant to Rule 424, (iii) respond to any comments received from the Commission with respect to each Registration Statement or Prospectus or any amendment thereto, (iv) as promptly as reasonably practicable, provide the Holder true and complete copies of all correspondence from and to the Commission relating to such Registration Statement or Prospectus other than any comments that the Company determines in good faith would result in the disclosure to the Holder of material non-public information concerning the Company that is not already in the possession of the Holder and (v) enter into such customary agreements (including, as applicable, underwriting agreements in customary form) and take all such other actions as the Holder the underwriters, if any, reasonably request in order to expedite or facilitate the disposition of Registrable Securities under such Registration Statement or Prospectus and otherwise to facilitate, cooperate with and participate in each proposed offering contemplated herein and customary selling efforts related thereto. The Company will comply in all material respects with the provisions of the Securities Act and the Exchange Act (including Regulation M under the Exchange Act) with respect to each Registration Statement and the disposition of all Registrable Securities covered by each Registration Statement.

(c)            The Company will notify the Holder as promptly as practicable: (i)(A) when a Registration Statement, any pre-effective amendment, any Prospectus or any prospectus supplement or post-effective amendment to a Registration Statement is proposed to be filed; (B) when the Commission notifies the Company whether there will be a “review” of such Registration Statement and whenever the Commission comments on such Registration Statement (in which case the Company shall provide true and complete copies thereof and all written responses thereto to the Holder and its counsel, other than information which the Company determines in good faith would constitute material non-public information that is not already in the possession of the Holder); and (C) with respect to each Registration Statement or any post-effective amendment thereto, when the same has been declared effective; (ii) of any request by the Commission or any other federal or state governmental or regulatory authority for amendments or supplements to a Registration Statement or Prospectus or for additional information (whether before or after the effective date of the Registration Statement) or any other correspondence with the Commission or any such authority relating to, or which may affect, the Registration Statement; (iii) of the issuance by the Commission or any other governmental or regulatory authority of any stop order, injunction or other order or requirement suspending the effectiveness of a Registration Statement covering any or all of the Registrable Securities or preventing or suspending the use of any Prospectus or the initiation or threatening of any Proceedings for such purpose; (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any Proceeding for such purpose; or (v) of the occurrence of any event that makes any statement made in such Registration Statement or Prospectus or any document incorporated or deemed to be incorporated therein by reference untrue in any material respect or if, as a result of such event or the passage of time, such Registration Statement, Prospectus or other documents requires revisions so that, in the case of such Registration Statement or the Prospectus, as the case may be, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or if, for any other reason, it shall be necessary during such time period to amend or supplement such Registration Statement or Prospectus in order to comply with the Securities Act, which shall correct such misstatement or omission or effect such compliance.

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(d)            The Company will use its reasonable best efforts to avoid the issuance of, or, if issued, obtain the withdrawal of (i) any stop order or other order suspending the effectiveness of a Registration Statement, or preventing or suspending the use of any Prospectus, or (ii) any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, as promptly as practicable, or if any such order or suspension is made effective during any Suspension Period, as promptly as practicable after the Suspension Period is over.

(e)            During the Shelf Period, upon request of the Holder and without charge, the Company shall furnish to the Holder and its counsel, (i) promptly after the same is prepared and filed with the SEC, at least one copy of the Registration Statement and any amendment(s) thereto, including all documents incorporated therein by reference and all exhibits to the extent requested by the Holder or its counsel, (ii) upon the effectiveness of any amendment(s) to a Registration Statement, a copy of the prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as the Holder may reasonably request) and (iii) such other documents, including copies of any preliminary or final prospectus, as the Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by the Holder.

(f)            The Company will promptly deliver to the Holder and its counsel as many copies of each Prospectus or Prospectuses (including each form of prospectus) and each amendment or supplement thereto as the Holder or its counsel may reasonably request in order to facilitate the disposition of the Registrable Securities by the Holder. The Company hereby consents to the use of such Prospectus and each amendment or supplement thereto by the Holder in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any amendment or supplement thereto, so long as the same are used in compliance with the Securities Act and all other applicable laws and regulations.

(g)            To the extent that the Company has certificated shares of Company Common Stock, the Company will cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be delivered to a transferee pursuant to a Registration Statement, which certificates shall be free of all restrictive legends indicating that the Registrable Securities are unregistered or unqualified for resale under the Securities Act, Exchange Act or other applicable securities laws, and to enable such Registrable Securities to be in such denominations and registered in such names as the Holder may request in writing. In connection therewith, if required by the Company’s transfer agent, the Company will promptly, after the effective date of the Registration Statement, cause an opinion of counsel as to the effectiveness of the Registration Statement to be delivered to and maintained with such transfer agent, together with any other authorizations, certificates and directions required by the transfer agent which authorize and direct the transfer agent to issue such Registrable Securities without any such legend upon sale by the Holder of such Registrable Securities pursuant to the Registration Statement.

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(h)           Upon the occurrence of any event contemplated by Section 3(d)(v), as promptly as practicable, the Company will prepare a supplement or amendment, including a post-effective amendment, if required by applicable law, to the affected Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, and file any other required document so that, as thereafter delivered, no Registration Statement nor any Prospectus will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of a Prospectus, in light of the circumstances under which they were made) not misleading, such that the Holder can resume disposition of such Registrable Securities covered by such Registration Statement or Prospectus.

(i)            The Company will comply with all applicable rules and regulations of the Commission, the Trading Market and FINRA.

(j)            The Holder agrees by its acquisition of Registrable Securities that, upon receipt of a notice from the Company of the occurrence of any event of the kind described in clauses (ii) through (v) of Section 3(d) or the occurrence of a Suspension Period, the Holder will forthwith discontinue disposition of such Registrable Securities under the applicable Registration Statement until the Holder’s receipt of the copies of the supplemental Prospectus or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus or Registration Statement. In the event the Company shall give any such notice, the period during which the applicable Registration Statement is required to be maintained effective shall be extended by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder either receives the copies of the supplemented Prospectus or amended Registration Statement or is advised in writing by the Company that the use of the Prospectus may be resumed.

(k)           If such Registrable Securities are to be sold by any method or in any transaction other than on a national securities exchange or in the over-the-counter market, in privately negotiated transactions, or in a combination of such methods, the Holder shall notify the Company at least five (5) Business Days prior to the date on which the Holder first offers to sell any such Registrable Securities.

4.            Registration Expenses. All Registration Expenses incurred in connection with any registration, qualification, exemption or compliance pursuant to Section 2.1(a) hereof shall be borne by the Company.

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5.            Indemnification.

(a)          To the fullest extent permitted by law, the Company shall indemnify and hold harmless the Holder, its partners, stockholders, equity holders, general partners, managers, members and Affiliates and each of their respective officers and directors and any Person who controls the Holder (within the meaning of the Securities Act or the Exchange Act) and any employee or Representative thereof (each, a “Company Indemnified Person” and collectively, “Company Indemnified Persons”), from and against any and all losses, claims, damages, liabilities, joint or several, costs (including reasonable costs of preparation and reasonable attorneys’, accountants’ and experts’ fees) and expenses, judgments, fines, penalties, interest, settlements or other amounts arising from any claims, demands, actions, suits or proceedings, whether civil, criminal, administrative or investigative, in which any Company Indemnified Person may be involved, or is threatened to be involved, as a party or otherwise, under the Securities Act, the Exchange Act or otherwise (collectively, “Losses”), as incurred, arising out of, based upon, resulting from or relating to (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which any Registrable Securities were registered, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated or deemed incorporated by reference in any of the foregoing or (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements made therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Company or any of its Subsidiaries of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any federal, state, foreign or common law rule or regulation in connection with such Registration Statement, disclosure document or related document or report or any offering covered by such Registration Statement, and the Company shall reimburse such Company Indemnified Person for any reasonable legal or other expenses reasonably incurred by it in connection with investigating or defending any such Loss, claim, damage, liability, demand, action, suit or proceeding (the matters in the foregoing clauses (i) through (iii) being, collectively, “Company Violations”). Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 5(a): (A) shall not apply to a Loss by a Company Indemnified Person arising out of or based upon a Company Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by the Holder or such Company Indemnified Person expressly for use in connection with the preparation of such Registration Statement, such preliminary, summary or final prospectus or such amendment or supplement, or other disclosure document; (B) with respect to any superseded prospectus, shall not inure to the benefit of any such person from whom the person asserting any such Loss purchased the Registrable Securities that are the subject thereof (or to the benefit of any other Company Indemnified Person) if the untrue statement or omission of material fact contained in the superseded prospectus was corrected in the revised prospectus, as then amended or supplemented, if such revised prospectus was timely made available by the Company pursuant to Section 3(f), and the Company Indemnified Person was promptly advised in writing not to use the incorrect prospectus prior to the use giving rise to a violation; (C) shall not be available to the extent such Loss is based on a failure of the Holder to deliver, or to cause to be delivered, the prospectus made available by the Company, if such prospectus was theretofore made available by the Company pursuant to Section 3(f); and (D) shall not apply to amounts paid in settlement of any Loss if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld, conditioned or delayed.

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(b)            In connection with any Registration Statement filed by the Company pursuant to Section 2(a) hereof in which the Holder has registered for sale its Registrable Securities, the Holder agrees to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors and officers, employees, agents and each Person who controls the Company (within the meaning of the Securities Act or the Exchange Act) (collectively, “Holder Indemnified Persons,” and together with the Company Indemnified Persons, each an “Indemnified Person,” and collectively, the “Indemnified Persons”) from and against any Losses resulting from (i) any untrue or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Securities were registered or sold under the Securities Act, Prospectus (including in any preliminary prospectus (if used prior to the effective date of such Registration Statement)), or in any summary or final prospectus or in any amendment or supplement thereto or in any documents incorporated by reference in any of the foregoing, (ii) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, or (iii) any violation or alleged violation by the Holder of any federal, state or common law rule or regulation relating to action or inaction in connection with any information provided by the Holder in such registration, disclosure document or related document or report in the case of clauses (i) and (ii) to the extent, but only to the extent, that such untrue statement or omission occurs in reliance upon and in conformity with any information furnished in writing by or on behalf of the Holder specifically for inclusion in such registration, disclosure document or related document or report and has not been corrected in a subsequent writing prior to the sale of the Registrable Securities thereunder, and the Holder will reimburse the Company for any legal or other expenses reasonably incurred by it in connection with investigating or defending such Losses. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the net proceeds (after deducting the underwriters’ discounts and commissions) received by the Holder under the sale of Registrable Securities giving rise to such indemnification obligation.

(c)            Any Indemnified Person under paragraph (a) or (b) of this Section 5 shall (i) give prompt written notice to the indemnifying person under paragraph (a) or (b) of this Section 5 of any claim with respect to which it seeks indemnification (provided that any delay or failure to so notify the indemnifying person shall not relieve the indemnifying party of its obligations hereunder except to the extent, if at all, that the indemnifying person’s ability to defend such claim (through the forfeiture of substantive rights or defenses) is actually and materially prejudiced by reason of such delay or failure) and (ii) permit such indemnifying person to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Person; provided, however, that any Indemnified Person shall have the right to select and employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless (A) the indemnifying person has agreed in writing to pay such fees or expenses, (B) the Indemnified Person has reasonably concluded (based upon advice of its counsel) that there may be legal defenses available to it or other Indemnified Persons that are different from or in addition to those available to the indemnifying person, or (C) in the reasonable judgment of any such Indemnified Person (based upon advice of its counsel) a conflict of interest may exist between such Indemnified Person and the indemnifying person with respect to such claims (in which case, if the Indemnified Person notifies the indemnifying person in writing that such Indemnified Person elects to employ separate counsel at the expense of the indemnifying person, the indemnifying person shall not have the right to assume the defense of such claim on behalf of such Indemnified Person). If any action is settled or if there be a final judgment for the plaintiff, the indemnifying person agrees to indemnify each Indemnified Person from and against any Losses by reason of such settlement or judgment. No action may be settled without the written consent of the Indemnified Person, provided that the consent of the Indemnified Person shall not be required if (x) such settlement includes an unconditional release of such Indemnified Person in form and substance satisfactory to such Indemnified Person from all liability on the claims that are the subject matter of such settlement; (y) such settlement provides solely for the payment by the indemnifying person of money as the sole relief for such action and (z) such settlement does not include any statement as to or any admission of fault, culpability or a failure to act by or on behalf of any Indemnified Person. It is understood that the indemnifying person or persons shall not, except as specifically set forth in this Section 5(c), in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees, disbursements or other charges of more than one separate firm (in addition to any local counsel that is required to effectively defend against any such proceeding) for all Indemnified Persons and that all such fees and expenses shall be paid or reimbursed promptly.

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(d)            If the indemnification provided for in this Section 5 is held by a court of a competent jurisdiction to be unavailable to an Indemnified Person with respect to any loss, damage, claim or liability, the indemnifying party, in lieu of indemnifying such Indemnified Person thereunder, shall to the extent permitted by law, contribute to the amount paid or payable by such Indemnified Person as a result of such loss, damage, claim or liability in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the Indemnified Person on the other in connection with the actions that resulted in such loss, claim, damage or liability, as well as any other relevant equitable considerations. The relative fault of the indemnifying person and of the Indemnified Person shall be determined by a court of law by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying person or Indemnified Person and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Parties agree that it would not be just and equitable if contribution pursuant to this Section 5(d) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the immediately preceding sentences. Notwithstanding the provisions of this Section 5(d), the Holder shall not be required to contribute any amount in excess of the net proceeds (after deducting the underwriters’ discounts and commissions) received by the Holder under the sale of Registrable Securities giving rise to such indemnification obligation. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

(e)            The remedies provided for in this Section 5 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any Indemnified Person at law or in equity. The obligations of the Company and the Holder under this Section 5 shall survive completion of any offering of Registrable Securities pursuant to a Registration Statement and the termination of this Agreement.

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6.            Facilitation of Sales Pursuant to Rule 144. The Company shall timely file the reports required to be filed by it under the Exchange Act or the Securities Act and the rules adopted by the Commission thereunder (including the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144), all to the extent required from time to time to enable the Holder to sell Registrable Securities without registration under the Securities Act within the limitations of the exemption provided by Rule 144. Upon the written request of the Holder in connection with that Holder’s sale pursuant to Rule 144, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements.

7.            Registration Rights Covenant. The Company covenants that it will not, and it will cause its Subsidiaries not to, grant any right of registration under the Securities Act to any Person other than pursuant to this Agreement, unless the rights so granted to another Person do not limit or restrict the rights of the Holder hereunder.

8.            Miscellaneous.

(a)           Remedies. In the event of a breach by the Company or the Holder of any of its obligations under this Agreement, any Party, in addition to being entitled to exercise all rights granted by law and under this Agreement, including recovery of damages, will be entitled to specific performance of its rights under this Agreement. The Parties agree that monetary damages would not provide adequate compensation for any losses incurred by reason of a breach by the Company of any of the provisions of this Agreement and further agree that, in the event of any action for specific performance in respect of such breach, the Company shall waive the defense that a remedy at law would be adequate and shall waive any requirement for the posting of a bond. No failure or delay by any Person in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

(b)           Amendment; Modification; Waivers. This Agreement may be amended or waived if, and only if, such amendment or waiver is in writing and signed by the Company and the Holder, which writing shall specifically reference this Agreement, specify the provision(s) hereof that it is intended to amend or waive and further specify that it is intended to amend or waive such provision(s).

(c)           Notices. All notices and other communications in connection with this Agreement shall be in writing and shall be deemed given if delivered personally, sent via electronic mail (with confirmation), mailed by registered or certified mail (return receipt requested) or delivered by an express courier (with confirmation) to the Parties at the following addresses (or at such other address for a Party as may be specified by like notice):

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If to the Company:

Entasis Therapeutics Holdings Inc.

35 Gatehouse Drive

Waltham, MA 02451

Attn:      Elizabeth Keiley

Tel:        (781) 870-0120

Email:    betzy.keiley@entasistx.com

with a copy (which shall not constitute notice) to:

Covington & Burling LLP

The New York Times Building

620 Eighth Avenue

New York, NY 10018

Attn:     Jack S. Bodner

                Matthew C. Franker

Tel:       (212) 841-1079

               (202) 662-5895

Fax:      (646) 441-9079

      (202) 778-5895

Email:   jbodner@cov.com

               mfranker@cov.com

If to the Holder:

c/o Innoviva, Inc.

1350 Old Bayshore Highway Suite 400
Burlingame, CA 94010
Attention: Marianne Zhen
Email: Marianne.zhen@inva.com

with a copy (which shall not constitute notice) to:

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

Attn: Russell Leaf

  Jared Fertman

Tel: (212) 728-8593

(212) 728-8670

Email: rleaf@willkie.com

    jfertman@willkie.com

(d)            Governing Law; Jurisdiction; Waiver of Jury Trial. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, regardless of the laws that might otherwise govern under applicable principles of conflicts of laws. In any action or proceeding between any of the parties arising out of or relating to this Agreement, each of the parties: (a) irrevocably and unconditionally consents and submits to the exclusive jurisdiction and venue of the Delaware Chancery Court or, to the extent such court does not have subject matter jurisdiction, the United States District Court sitting in the State of Delaware; (b) agrees that all claims in respect of such action or proceeding shall be heard and determined exclusively in accordance with clause (a) of this Section 7(d); (c) waives any objection to laying venue in any such action or proceeding in such courts; (d) waives any objection that such courts are an inconvenient forum or do not have jurisdiction over any party hereto; and (e) irrevocably and unconditionally waives the right to trial by jury.

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(e)            Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the Parties hereto and their respective heirs, executors, administrators, successors, legal representatives and permitted assigns. The Holder may not assign its rights under this Agreement without the prior written consent of the Company.

(f)            Waiver of Venue. The Parties irrevocably and unconditionally waive, to the fullest extent permitted by applicable law, (i) any objection that they may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Agreement in any court referred to in Section 7(d) and (ii) the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

(g)           Waiver of Trial by Jury. EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE EACH SUCH PERSON HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT SUCH PERSON MAY HAVE TO A TRIAL BY JURY WITH RESPECT TO ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) NO REPRESENTATIVE, AGENT OR ATTORNEY OF THE OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, (ii) SUCH PERSON UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF THIS WAIVER, (iii) SUCH PERSON MAKES THIS WAIVER VOLUNTARILY, AND (iv) SUCH PERSON HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND EACH ANCILLARY AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

(h)            Severability. The provisions of this Agreement shall be deemed severable and the invalidity or unenforceability of any provision hereof shall not affect the validity or enforceability of any other provision. Whenever possible, each provision or portion of any provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement, or the application thereof to any Person or any circumstance, is invalid or unenforceable, (i) a suitable and equitable provision shall be substituted therefor to carry out, so far as may be valid and enforceable, the intent and purpose of such invalid or unenforceable provision and (ii) the remainder of this Agreement and the application of such provision to other Persons or circumstances shall not be affected by such invalidity or unenforceability, nor shall such invalidity or unenforceability affect the validity or enforceability of such provision, or the application thereof, in any other jurisdiction; provided, that, if any one or more of the provisions contained in this Agreement shall be determined to be excessively broad as to activity, subject, duration or geographic scope, it shall be reformed by limiting and reducing it to the minimum extent necessary, so as to be enforceable under applicable law.

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(i)            Business Days. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall be a day other than a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

(j)            Entire Agreement. This Agreement constitutes the entire agreement among the Parties with respect to the subject matter hereof and supersedes all prior contracts or agreements with respect to the subject matter hereof and supersedes any and all prior or contemporaneous discussions, agreements and understandings, whether oral or written, that may have been made or entered into by or among any of the Parties or any of their respective Affiliates relating to the transactions contemplated hereby.

(k)           Execution of Agreement. This Agreement may be executed and delivered (by facsimile, by electronic mail in Adobe Portable Document Format (.pdf) or otherwise) in any number of counterparts, each of which, when executed and delivered, shall be deemed an original, and all of which together shall constitute the same agreement.

(l)           Determination of Ownership. In determining ownership of Company Common Stock hereunder for any purpose, the Company may rely solely on the records of the transfer agent for the Company Common Stock from time to time, or, if no such transfer agent exists, the Company’s stock ledger.

(m)          No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, each Party covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any of the Company’s or the Holder’s former, current or future direct or indirect equity holders, controlling persons, stockholders, directors, officers, employees, agents, Affiliates, members, financing sources, managers, general or limited partners or assignees (each, a “Related Person” and collectively, the “Related Persons”), in each case other than the Company, the Holder or any of their respective permitted assigns under this Agreement, whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any applicable law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any of the Related Persons, as such, for any obligation or liability of the Company or the Holder under this Agreement or any documents or instruments delivered in connection herewith for any claim based on, in respect of or by reason of such obligations or liabilities or their creation; provided, however, nothing in this Section 7(m) shall relieve or otherwise limit the liability of the Company or the Holder, as such, for any breach or violation of its obligations under this Agreement or such agreements, documents or instruments. For the avoidance of doubt, none of the Parties will have any recourse, be entitled to commence any proceeding or make any claim under this Agreement or in connection with the transactions contemplated hereby except against any of the Parties or their respective successors and permitted assigns, as applicable.

(n)            Third-Party Beneficiaries. Nothing in this Agreement, express or implied, is intended to confer upon any Person other than a Party and its successors and permitted assigns any rights, benefits or remedies of any nature whatsoever.

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(o)            Headings; Section References; Signatories. All heading references contained in this Agreement are for convenience purposes only and shall not be deemed to limit or affect any of the provisions of this Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the undersigned Parties have executed this Agreement as of the date first written above.

ENTASIS THERAPEUTICS HOLDINGS INC.

By:	/s/ Michael Gutch, Ph.D.
Name:	Michael Gutch, Ph.D.
Title:	Chief Financial and Business Officer

INNOVIVA STRATEGIC OPPORTUNITIES LLC

By: Innoviva, Inc. (its managing member)

By:	/s/ Pavel Raifeld
Name:	Pavel Raifeld
Title:	Chief Executive Officer

[Signature Page to Registration Rights Agreement]

Exhibit 99.1

Entasis Therapeutics Completes Initial Closing of $20M Private Placement with Innoviva

WALTHAM, Mass., May 3, 2021 (GLOBE NEWSWIRE) – Entasis Therapeutics Holdings Inc. (Nasdaq: ETTX), a clinical-stage biopharmaceutical company focused on the discovery and development of novel antibacterial products, announced today that it has completed the initial closing of an approximately $7.5 million stock and warrant issuance to a subsidiary of Innoviva Inc. (Nasdaq: INVA) ("Innoviva"), pursuant to a securities purchase agreement signed on May 3, 2021. Upon satisfaction of certain closing conditions, including approval by Entasis stockholders, Innoviva will purchase the balance of the $20 million in Entasis common stock and warrant securities in a second closing that is anticipated later in the second quarter of 2021 (excluding the consideration payable upon exercise of warrants, if any).

Entasis plans to use the proceeds from the offering to support the continued development of its novel pipeline of pathogen-targeted antibacterial product candidates and for general corporate purposes. Entasis’ pipeline includes sulbactam-durlobactam (SUL-DUR) for carbapenem-resistant Acinetobacter baumannii infections, and zoliflodacin for uncomplicated gonorrhea, including infections caused by drug-resistant strains of Neisseria gonorrhoeae. Both of these product candidates are currently being evaluated in Phase 3 registrational clinical trials.

Pursuant to and subject to the terms and conditions of the securities purchase agreement and related agreements, Innoviva will purchase 10 million shares of Entasis common stock, at a price of $2.00 per share, and warrants to purchase up to 10 million additional shares of Entasis common stock, with an exercise price of $2.00 per share. The stock purchase will occur in two closings. At the initial closing, which occurred on May 3, 2021, Innoviva purchased approximately 3.7 million shares of common stock and warrants to purchase approximately 3.7 million shares of common stock for an aggregate purchase price of approximately $7.5 million. At the second closing, upon satisfaction of certain closing conditions including approval by Entasis stockholders, Innoviva will purchase approximately 6.3 million shares of common stock and warrants to purchase approximately 6.3 million shares of common stock for an aggregate purchase price of approximately $12.5 million.

The transaction was approved by the Board of Directors of Entasis and the shareholders of Entasis will receive a proxy statement seeking their approval of the second closing in the coming weeks.

About Entasis

Entasis is a clinical-stage biopharmaceutical company focused on the discovery, development and commercialization of novel antibacterial products to treat serious infections caused by multidrug-resistant Gram-negative bacteria. Entasis’ pathogen-targeted design platform has produced a pipeline of product candidates, including sulbactam-durlobactam (targeting Acinetobacter baumannii infections), zoliflodacin (targeting Neisseria gonorrhoeae infections), ETX0282CPDP (targeting Enterobacteriaceae infections) and ETX0462 (targeting Pseudomonas infections). For more information, visit www.entasistx.com.

Entasis Forward-looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “expect,” “plan,” “anticipate,” “estimate,” “intend” and similar expressions (as well as other words or expressions referencing future events, conditions or circumstances) are intended to identify forward-looking statements. These forward-looking statements are based on Entasis’ expectations and assumptions as of the date of this press release. Each of these forward-looking statements involves risks and uncertainties. Actual results may differ materially from these forward-looking statements. Many factors may cause differences between current expectations and actual results, including unexpected safety or efficacy data observed during non-clinical or clinical studies, clinical site activation rates or clinical trial enrollment rates that are lower than expected and changes in expected or existing competition, changes in the regulatory environment, failure of Entasis’ collaborators to support or advance collaborations or product candidates and unexpected litigation or other disputes. Many of these factors are beyond Entasis’ control. These and other risks and uncertainties are described more fully in the Entasis’ filings with the U.S. Securities and Exchange Commission, including the section titled “Risk Factors” contained therein. Forward-looking statements contained in this announcement are made as of this date, and except as required by law, Entasis assumes no obligation to update any forward-looking statements contained herein to reflect any change in expectations, even as new information becomes available.

Company Contact

Kyle Dow

Entasis Therapeutics

(781) 810-0114

kyle.dow@entasistx.com

Investor Relations Contacts

James Salierno

The Ruth Group

(646) 536-7028

jsalierno@theruthgroup.com

Media Contact

Annika Parrish

The Ruth Group

(720)-412-9042

aparrish@theruthgroup.com